UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)
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KMG Chemicals, Inc.

(Name of Registrant as Specified In Its Charter)

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KMG CHEMICALS, INC.
9555 W. Sam Houston Parkway S., Suite 600
Houston, Texas 77099

October 30, 2009
Dear Shareholder:
The Board of Directors of KMG Chemicals, Inc. invites you to this year’s annual meeting of the shareholders to be held at Hotel ZaZa at 5701 Main Street, Houston, Texas 77005, on December 8, 2009 at 10:00 a.m., Houston time. The Board of Directors is also soliciting your proxies and your votes and is recommending the approval of the proposals described in the enclosed Proxy Statement.
Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on December 8, 2009: The Annual Report to Shareholders, this Proxy Statement and the related form of proxy are available at kmgchemicals.com.
We appreciate your continued confidence in us and look forward to seeing you at the annual meeting.
Sincerely,
David L. Hatcher
Chair of the Board

KMG CHEMICALS, INC.
9555 W. Sam Houston Parkway S., Suite 600
Houston, Texas 77099

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
The Annual Meeting of the Shareholders of KMG Chemicals, Inc., a Texas corporation (the “Company”), will be held at Hotel ZaZa at 5701 Main Street, Houston, Texas 77005, on December 8, 2009 at 10:00 a.m., Houston time:
1. To elect nine (9) directors to hold office until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified;
2. To approve and ratify the Company’s 2009 Long-Term Incentive Plan;
3. To ratify the appointment of UHY LLP as the independent registered public accounting firm and auditors for the Company for fiscal year 2010; and
4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Shareholders of record at the close of business on October 23, 2009 are entitled to notice of and to vote at this Annual Meeting of Shareholders or any adjournment or postponement thereof.
All shareholders are cordially invited and urged to attend the Annual Meeting of Shareholders in person. Even if you plan to attend the meeting, you are requested to complete, sign, date and return your proxy in the enclosed addressed envelope. A return of a blank proxy will be deemed a vote in favor of the proposals contained in the Proxy Statement. If you attend, you may vote in person if you wish, even though you have sent in your proxy.
By Order of the Board of Directors,
Roger C. Jackson
Secretary
October 30, 2009

KMG CHEMICALS, INC.
9555 W. Sam Houston Parkway S., Suite 600
Houston, Texas 77099

PROXY STATEMENT

General Information
This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders of KMG Chemicals, Inc., a Texas corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on December 8, 2009, at 10:00 a.m. Houston time, at Hotel ZaZa at 5701 Main Street, Houston, Texas 77005, and any adjournment or postponement thereof.
This Proxy Statement and the related form of proxy accompanying this proxy statement are being mailed on or about October 30, 2009 to all shareholders of record as of October 23, 2009 (the “Record Date”).
Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on December 8, 2009: The Annual Report to Shareholders, this Proxy Statement and the related form of proxy are available at kmgchemicals.com.
Unless otherwise indicated, shares of our common stock, par value $.01 per share (the “Common Stock”), represented by proxies will be voted in favor of (i) the election of the nine (9) director nominees to the Board of Directors named in the Proxy Statement, (ii) the ratification and approval of the Company’s 2009 Long-Term Incentive Plan and (iii) the ratification of the appointment of UHY LLP as our independent registered public accounting firm for fiscal year 2010. With respect to the election of directors, a shareholder may, by checking the appropriate box on the proxy: (i) vote for all director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees identified by the shareholder in the appropriate area. With respect to the other proposals contained in this Proxy Statement, a shareholder may, by checking the appropriate box on the proxy: (i) vote for the proposal; (ii) vote against the proposal; or (iii) abstain from voting on the proposal.
Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company, (ii) executing and delivering a proxy bearing a later date or (iii) appearing at the Annual Meeting and voting in person.
If the proxy in the accompanying form is properly executed and not revoked, the shares represented by the proxy will be voted in accordance with the instructions thereon.
If no instructions are given on the matters to be acted upon, the shares represented by the proxy will be voted: (i) FOR election of the directors nominated herein; (ii) FOR the ratification and approval of the Company’s 2009 Long-Term Incentive Plan; (iii) to RATIFY the appointment of UHY LLP as our independent registered public accounting firm and auditors for fiscal year 2010, and (iv) in the discretion of the proxy holders as to any business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
Who May Vote
Only holders of record of outstanding shares of Common Stock at the close of business on the Record Date are entitled to one vote for each share held on all matters coming before the Annual Meeting or any adjournment or postponement thereof. There were 11,147,675 shares of Common Stock outstanding and entitled to vote on the Record Date.
Voting Requirements to Elect Directors and Approve the Long-Term Incentive Plan and Auditors
The holders of a majority of the total shares of Common Stock issued and outstanding on the Record Date, whether present in person or represented by Proxy, will constitute a quorum for the transaction of business at the Annual Meeting. For purposes of determining whether a quorum is present under Texas law, broker non-votes and abstentions count towards the establishment of a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner. Votes cast at the meeting will be counted by the inspector of the election.

The election of directors requires the favorable vote of the holders of a plurality of shares of Common Stock present and voting, in person or by proxy, at the Annual Meeting. Abstentions and broker non-votes have no effect on determinations of plurality except to the extent that they affect the total votes received by any particular candidate. A majority of the votes represented by the shareholders present at the Annual Meeting, in person or by proxy, is necessary for the ratification and approval of the Company’s 2009 Long-Term Incentive Plan and the ratification of the appointment of the independent registered public accounting firm. Abstaining shares will be considered present at the Annual Meeting for these matters so that the effect of abstentions will be the equivalent of a “no” vote. With respect to broker non-votes, the shares will not be considered present at the Annual Meeting for these matters so that broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which the majority is calculated.
Security Ownership of Certain Beneficial Owners, Directors
and Named Executive Officers
The following table sets forth certain information as of October 23, 2009 with regard to the beneficial ownership of Common Stock by (i) each person known to the Company to be the beneficial owner of 5% or more of its outstanding Common Stock, (ii) our named executive officers and the directors individually and (iii) our officers and directors as a group. All addresses are in care of KMG Chemicals, Inc., 9555 W. Sam Houston Parkway S., Suite 600, Houston, Texas 77099.

			Shares Including
		Stock Options	Options
	Common Stock	Exercisable	Exercisable	Percent of Total
	Beneficially Owned	Within	Within	Beneficial Shares
Name	Excluding Options	60 Days	60 Days	(%)
Directors and Named Executive Officers
David L. Hatcher	4,118,568		4,118,568	36.9
J. Neal Butler	29,052	50,000	79,052	*
Gerald G. Ermentrout	6,077		6,077	*
Christopher T. Fraser	6,077		6,077	*
George W. Gilman	9,740	30,000	39,740
Roger C. Jackson	12,778	50,000	62,778	*
Ernest C. Kremling II	5,200		5,200	*
Fred C. Leonard (1)	715,583	20,000	735,583	6.6
Charles L. Mears	15,398	40,000	55,398	*
John V. Sobchak	25,788	20,000	45,788	*
Stephen A. Thorington	74,143		74,143	*
Richard L. Urbanowski	50,398	20,000	70,398	*
Directors and Named Executive Officers as a Group	5,068,802	230,000	5,298,802	46.6
Five Percent Shareholders
Tontine Capital Partners, L.P. (2) 55 Railroad Avenue, 3rd Floor Greenwich, Connecticut 06830	969,230		969,230	8.7
Valves Incorporated of Texas (3) 10600 Fallstone Road Houston, Texas 77099	672,085		672,085	6.0
Austin W. Marxe and David Greenhouse (4) (Special Sit Funds) 527 Madison Avenue, Suite 2600 New York, NY 10022	649,669		649,669	5.8
Goldman Sachs Asset Management L.P. (5) 32 Old Slip New York, NY 10005	905,912		905,912	8.1

*	Less than 1%. This table is calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights, or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the number and percentage owned by any other person listed. As of October 23, 2009, we had 11,147,675 shares of Common Stock outstanding.

(1)	Includes shares held by Valves Incorporated of Texas, Inc., a company in which Mr. Leonard is an officer, director and a principal shareholder.

2

(2)	Based on the Schedule 13G/A filed with the SEC on February 11, 2009 by Tontine Overseas Associates, L.L.C., Tontine Capital Partners, L.P., Tontine Capital Management, L.L.C. and Jeffrey L. Gendell, the reporting persons share dispositive and voting power over the indicated number of shares.

(3)	Based on the Schedule 13G filed with the SEC on October 31, 2007 by Valves Incorporated of Texas, Valves Incorporated of Texas and Fred C. Leonard, the reporting persons share dispositive and voting power over the indicated number of shares.

(4)	Based on the Schedule 13G/A filed with the SEC on February 13, 2008 by Messrs. Marxe and Greenhouse, the reporting persons share dispositive and voting power over the indicated number of shares, and correspondence dated April 8, 2009.

(5)	Based on the Schedule 13G filed with the SEC on February 5, 2009 by Goldman Sachs Asset Management L.P., the reporting person has sole dispositive power over the indicated number of shares.
PROPOSAL 1:
ELECTION OF DIRECTORS
The Board of Directors has nominated nine persons to serve as directors until the next annual meeting of shareholders or until his successor is elected and qualified. Each of the nominees is a current director. The following table sets forth certain information with respect to each of our directors as of October 30, 2009.
The Board of Directors recommends a vote FOR all nominees for director.
Nominees for Director

	Director
Name and Age	Since	Business Experience during the Past 5 Years and Other Information

David L. Hatcher (66)	1985	Mr. Hatcher was our Chief Executive Officer from 1996 until June 2007, and was President from 1996 until March 2005, after which he has continued as an employee. Mr. Hatcher has also served as a director of our subsidiary KMG-Bernuth from 1985 to 2007 and as President from 1985 until 2005. Mr. Hatcher has worked in the wood treating industry since 1980 for predecessors and affiliates of KMG-Bernuth in various capacities, including as an engineer, general manager and President. He also currently serves as a director of Sterling Bancshares, Inc., a publicly-held banking and financial services company. Mr. Hatcher is the Chair of the Board of Directors.

J. Neal Butler (57)	2007	Mr. Butler is a director and is our President and Chief Executive Officer (“CEO”). He joined us in 2004 as Chief Operating Officer. He became our President in March 2005, and became the CEO in June 2007. Mr. Butler has worked in various capacities for agricultural chemical companies since 1976. From 1976 to 1998 he worked for ISK Biosciences, Inc. in sales and in operations, becoming Vice President and General Manager/Americas in the specialty chemical division. From 1998 to 2001, he was Vice President and team leader for Horticulture for Zeneca Agrichemicals, Inc., a leading agricultural products chemical company. From 2001 to 2003, Mr. Butler was President and CEO of Naturize Biosciences, Inc., a company providing biological products for agriculture, and from 2003 until he joined us he did consulting in the agricultural chemicals industry.

3

	Director
Name and Age	Since	Business Experience during the Past 5 Years and Other Information

Gerald G. Ermentrout (61)	2008	Mr. Ermentrout has over 30 years experience in industrial gases and electronic chemicals. He joined Air Products and Chemicals, Inc. in 1975 and held various positions until his retirement in early 2007. From 1996 to 2007, Mr. Ermentrout served as the Vice President and General Manager of the Electronic Chemicals Division, which included the high-purity process chemicals business that KMG acquired in December 2007. In that position, he managed Air Products’ global materials and equipment business serving the semiconductor and flat panel display industries, with responsibility for sales, marketing and operations. During his tenure at Air Products, Mr. Ermentrout also held positions where he managed oxygen, nitrogen and hydrogen plants and pipeline systems, as well as managed major acquisitions and divestitures. Currently he serves on the board of directors of AZ Electronic Materials, a private company. He received a Bachelor of Science in Engineering from the United States Naval Academy and a Masters of Business Administration from Lehigh University. Mr. Ermentrout is a member of the Risk Oversight Committee and the Compensation Committee.

Christopher T. Fraser (51)	2008	Mr. Fraser has broad experience in the chemical industry, much of that experience with major, global participants. He retired in 2009, but most recently he was the President and CEO of Chemical Lime Company, a position held from 2006. Chemical Lime is the leading North American producer of calcium based (limestone), alkaline products with various industrial applications including the manufacture of steel, water treatment, flue gas desulphurization, and chemical production. Before joining Chemical Lime, Mr. Fraser was President and CEO of OCI Chemical Corporation, a wholly-owned subsidiary of DC Chemical Co. OCI is among the world’s leading producers of high quality soda ash and sodium percarbonate. Prior to joining OCI in 1996, Mr. Fraser held various positions of responsibility in sales, marketing, business development, operations and general management. Mr. Fraser holds Bachelor of Science in Chemistry and in Business Administration from the University of Connecticut, as well as a Masters of Business Administration from Pepperdine University. Mr. Fraser is Chair of the Risk Oversight Committee and a member of the Audit Committee.

George W. Gilman (67)	1996	Mr. Gilman also served as a director of our subsidiary KMG-Bernuth from 1995 until 1997. Mr. Gilman has served as the CEO, President and as a director of Commerce Securities Corporation, a Financial Industry Regulatory Authority member firm, since 1982. He practiced law with the law firm of George Gilman, P.C. from 1986 to 1998, and since 1998 has practiced with the law firm of Gilman & Gilman, P.C. He also has been involved in the commercial real estate business since 1987, and currently through Gulf Equities Realty Advisors and Tex Sun Commercial Realty Co. Mr. Gilman is a certified public accountant. Mr. Gilman is the Chair of the Audit Committee and a member of the Governance and Nominating Committee.

Fred C. Leonard III (64)	1996	Mr. Leonard also served as a director of our subsidiary KMG-Bernuth from 1992 until 1997, and served as the Secretary of KMG-Bernuth from 1993 until 2001. Since 1972, Mr. Leonard has served as the Chair of the Board, CEO and President of Valves Incorporated of Texas, Inc., a manufacturing company located in Houston, Texas. Mr. Leonard also currently serves as a board member of Integrity Bank, SSB, an independent community bank in Houston, Texas. Mr. Leonard is the Chair of the Compensation Committee and a member of the Audit Committee.

4

	Director
Name and Age	Since	Business Experience during the Past 5 Years and Other Information

Charles L. Mears (69)	2001	Mr. Mears retired in 2000 as Executive Vice President of the chlor-alkali business of Occidental Chemical Company. While at Occidental, he served in various management positions since 1987, including serving as Senior Vice President of the Industrial Chemicals Division from 1991 until 1995. Mr. Mears began his career with Diamond Shamrock Corporation in 1965, and held various management positions. Mr. Mears also served from 2004 until August 2007 as a director of Pioneer Companies, Inc., a publicly-held chemical company. Mr. Mears is a member of the Compensation Committee and the Governance and Nominating Committee.

Stephen A. Thorington (53)	2007	Mr. Thorington is a private investor. He served as Executive Vice President and Chief Financial Officer of Plains Exploration & Production Company, a New York Stock Exchange listed company from 2002 until he retired from that position in May 2006. He also served as Executive Vice President and Chief Financial Officer of Plains Resources, Inc. from 2002 until 2004. From 1999 to 2002 he was Senior Vice President-Finance & Corporate Development of Ocean Energy, Inc. and from 1996 until 1999 he was Vice President-Finance of Seagull Energy Company. Prior to 1996, Mr. Thorington was a Managing Director of Chase Securities and the Chase Manhattan Bank. Mr. Thorington is a member of the Audit Committee and the Governance and Nominating Committee.

Richard L. Urbanowski (73)	2000	Mr. Urbanowski retired in 1998 as President and Chief Operating Officer of ISK Biosciences Corporation, a specialty chemicals company selling crop protection chemicals and wood preservative products. Mr. Urbanowski began his career with Diamond Alkali Company where he held various positions in research and development, engineering, operations, production and sales. He is currently a director of the CropLife of America Foundation. Mr. Urbanowski also served from 2005 until August 2007 as a director of Pioneer Companies, Inc., a publicly-held chemical company. Mr. Urbanowski is our Lead Director, the Chair of the Governance and Nominating Committee, and is a member of the Compensation Committee.
Named Executive Officers Who Are Not Directors
The following table sets forth certain information with respect to our named executive officers who are not directors.

Name and Age	Business Experience during the Past 5 Years and Other Information

Roger C. Jackson (58)	Mr. Jackson was elected Secretary in 2001, and became Vice President and General Counsel in 2002. Prior to then, Mr. Jackson had been a partner since 1995 in Woods & Jackson, L.L.P. and had been a partner in the Houston law firm Brown, Parker & Leahy L.L.P. beginning in 1985.

Ernest C. Kremling II (45)	Mr. Kremling became our Vice President-Operations in 2008. Prior to that, Mr. Kremling spent 20 years with the Dow Chemical Company in various manufacturing roles, which included project management and plant and site leadership. During the course of his employment with Dow, he worked in Asia for several years and held positions of global responsibility that covered Asia, Europe and South America.

John V. Sobchak (49)	Mr. Sobchak became our Chief Financial Officer (“CFO”) in 2001. Before he joined us, Mr. Sobchak had been the CFO of Novistar, Inc., a joint venture between Torch Energy Advisors, Inc. and Oracle Corporation, and prior to that he had been the Treasurer of Torch Energy Advisors, Inc. He was employed from 1988 to 1997 by Mesa, Inc, a publicly traded oil and gas company, most recently as its Treasurer.

5

Board of Directors and Committees
Communication with the Board
In order to provide our shareholders and other interested parties with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to directors. Shareholders and other interested persons may communicate with the Board or with our non-management directors as a group by written communications addressed in care of either our Lead Director, Richard L. Urbanowski, or our Corporate Secretary, 9555 W. Sam Houston Parkway S., Suite 600, Houston, Texas 77099.
All communications received in accordance with these procedures will be reviewed initially by senior management. Senior management will relay all such communications to the appropriate director or directors unless it is determined that the communication (a) does not relate to our business or affairs or the functioning or constitution of the Board of Directors or any of its committees; (b) relates to routine or insignificant matters that do not warrant the attention of the Board of Directors; (c) is an advertisement or other commercial solicitation or communication; (d) is frivolous or offensive; or (e) is otherwise not appropriate for delivery to directors.
The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made only in accordance with applicable law and regulations relating to the disclosure of information.
The Corporate Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes. As of the Record Date, no such communications have been received.
Board Meetings
The Board of Directors held four meetings in fiscal year 2009, including special meetings, and took action by unanimous consent in several instances. All directors attended at least 75% of such meetings. All Board members are expected to attend the Annual Meeting and last year they all did attend.
Director Independence
The Board of Directors is composed of seven non-employee directors and two employee directors. Under our guidelines and the listing requirements of The Nasdaq Global Market, at least a majority of our Board of Directors must be independent. The Board of Directors has determined that all seven of its non-employee directors meet the requirement of independence. The only non-independent directors are Mr. Hatcher, our Chair, and Mr. Butler, our CEO.
Stock Ownership Guideline for Non-Employee Directors
We have adopted a stock ownership guideline for non-employee directors. Non-employee directors are to own the greater of 4,000 shares or a number of shares of our Common Stock based on a 2x multiple of their total annual compensation. Non-employee directors have two years to achieve the 4,000 shares level and five years to achieve the 2x guideline, but no director is required to meet the 2x target until July 31, 2013. The Compensation Committee may enforce the guideline by paying director compensation in restricted stock.

6

Board Committee Membership
The Board of Directors has four standing committees, an Audit Committee, a Nominating and Corporate Governance Committee (“Governance Committee”), a Compensation Committee and a Risk Oversight Committee. The Audit Committee, the Governance Committee and the Compensation Committee are composed entirely of non-employee directors whom the Board has determined are independent. The table below provides the fiscal year 2009 membership for the four standing committees.

Nominating &
	Audit		Governance		Compensation		Risk Oversight
	Committee		Committee		Committee		Committee

J. Neal Butler							X

Gerald G. Ermentrout					X		X

Christopher T. Fraser	X						X	*

George W. Gilman	X	*	X

Fred C. Leonard	X				X	*

Charles L. Mears			X		X

Stephen A. Thorington	X		X

Richard L. Urbanowski			X	*	X

*	Committee Chair
Lead Director
The responsibilities of the Lead Director include calling and setting the agenda for executive sessions and other meetings of the non-employee directors, serving as principal liaison for the non-employee directors with the Board Chair and the CEO, substituting for the Board Chair when he is unavailable, and serving as the contact for shareholder communication. Richard L. Urbanowski is our current Lead Director.
Committee Charters and the Code of Business Conduct
The Audit, Governance, Compensation and Risk Oversight Committees have each adopted charters that have been approved by the Board of Directors. The Board of Directors has also adopted a Code of Business Conduct applicable to all employees, including the CEO, the CFO and other senior management. The Code of Business Conduct covers such topics as financial reporting, conflicts of interest, compliance with laws, fair dealing and use of our assets. The Code of Business Conduct satisfies the requirements of a “code of ethics” under Section 406(c) of the Sarbanes-Oxley Act of 2002, and requires that any waiver of those provisions by executive officers or directors may be made only by the Board of Directors and must be promptly disclosed to shareholders along with the reason for the waiver.
The charters of the Audit, Compensation, Risk Oversight and Governance Committees, and the Code of Business Conduct, are available on our website at kmgchemicals.com or by writing to Corporate Secretary, KMG Chemicals, Inc., 9555 W. Sam Houston Parkway S., Suite 600, Houston, Texas 77099. These documents will be provided free of charge. Material contained on our website is not incorporated by reference in, or considered to be part of, this Proxy Statement.
Audit Committee
The Audit Committee met five times during fiscal year 2009. The Audit Committee advises the Board and management from time to time with respect to internal controls, systems and procedures, accounting policies and other significant aspects of our accounting, auditing and financial reporting practices. The Audit Committee also monitors the preparation of our quarterly and annual reports and supervises our relationship with our external auditors.
The Audit Committee operates under a charter approved by the Board of Directors. The Audit Committee’s function under its written charter is to appoint the independent registered public accounting firm and auditors to audit our financial statements and perform other services related to the audit; review the scope and results of the audit with the independent accountants; review with management and the independent accountants our interim and year-end operating results; oversee our external reporting; consider the adequacy of the internal accounting and auditing procedures; evaluate the independence of the internal and external auditors; and approve and review any non-audit services to be performed by the independent accountants.

7

The Audit Committee consists currently of four non-employee directors, Christopher T. Fraser, George W. Gilman, Fred C. Leonard, III, and Stephen A. Thorington. Mr. Gilman is the current Chair. The Board has determined that all of the members of the Audit Committee are independent and financially sophisticated within the meaning of the listing standards of The Nasdaq Global Market. The Board of Directors has also determined that Mr. Gilman and Mr. Thorington are “audit committee financial experts” within the meaning of that term under the rules of the SEC. Mr. Gilman has served on our Board of Directors since 1996, and he is a certified public accountant. Mr. Thorington has served as the CFO of two public companies from 2002 to 2006, and he has held other financial reporting positions in industry and in banking. In the course of their careers, Mr. Gilman and Mr. Thorington have acquired (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, (iv) an understanding of internal control over financial reporting, and (v) an understanding of audit committee functions.
Report of the Audit Committee
The Audit Committee reviewed our audited financial statements for the fiscal year ended July 31, 2009, with the independent auditors. Management has the responsibility for the preparation, presentation and integrity of the financial statements, and the independent registered public accounting firm and auditors have the responsibility for auditing the financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.
The Audit Committee discussed and reviewed with the independent auditors all communications required by accounting principles generally accepted in the United States, including those described in auditing standards regarding “The Auditor’s Communication with those Charged with Governance,” and discussed and reviewed the results of the audit by the independent auditors of the financial statements.
In discharging its oversight responsibility with respect to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with the Public Company Accounting Oversight Board’s Rule 3526, “Communication with Audit Committees Concerning Independence.” The Audit Committee also discussed with the auditors any relationship that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of our responsibilities, budget and staffing.
Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the audited financial statements be included in our report on Form 10-K for the fiscal year ended July 31, 2009, for filing with the Securities and Exchange Commission (“SEC”).
Audit Committee:
Christopher T. Fraser
George W. Gilman, Chair
Fred C. Leonard III.
Stephen A. Thorington
This report by the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that we specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

8

Nominating and Corporate Governance Committee
During fiscal year 2009, the Governance Committee held three meetings. The committee is responsible for developing and implementing policies and practices relating to corporate governance, including establishing and monitoring implementation of corporate governance guidelines. The committee also plans for the succession of the CEO and other executives. The committee is responsible for identifying and assessing candidates for the Board of Directors, including making recommendations to the Board regarding candidates. In fulfilling its duties, the Governance Committee, among other things,
•	identifies individuals qualified to be Board members consistent with criteria established by the committee, and with a view to selecting persons whose background and skills support our strategy for increasing shareholder value;
•	recommends to the Board nominees for the next annual meeting of shareholders; and
•	evaluates individuals suggested by shareholders.
In recommending director candidates to the Board, the Governance Committee charter requires the committee to select individuals who possess the highest personal and professional integrity. The process the Governance Committee uses to accomplish its responsibilities includes having each current director complete a self evaluation, a peer evaluation, an evaluation of the Board of Directors as a whole and an evaluation of each committee of the Board of Directors. The committee has developed a matrix of desirable skills and experience to apply to director candidates and in the appropriate case has retained a third party consulting firm that specializes in locating candidates for the boards of directors of public companies.
The Governance Committee is comprised solely of non-employee directors who are independent within the meaning of listing standards of The Nasdaq Global Market. Members of the Governance Committee are Messrs. George W. Gilman, Charles L. Mears, Steven A. Thorington and Richard L. Urbanowski. Mr. Urbanowski is the Chair.
The Governance Committee will consider recommendations for director made by shareholders for fiscal year 2011, if such recommendations are received in writing, addressed to the Chair of the committee, Mr. Urbanowski, in care of KMG Chemicals, Inc., at 9555 W. Sam Houston Parkway S., Suite 600, Houston, Texas 77099 by July 2, 2010. Recommendations by shareholders that are made in accordance with these procedures will receive equal consideration by the Governance Committee, although in fiscal year 2009 no such recommendations were received. Directors and members of management may also suggest candidates for director. In some cases, the committee may engage, for a fee, the services of a third party executive search firm to assist it in identifying and evaluating candidates for director.
Compensation Committee
During fiscal year 2009, the Compensation Committee held two meetings. The Compensation Committee establishes compensation for our CEO and other executive officers, and makes recommendations to the Board of Directors regarding compensation of directors. The committee also administers our incentive compensation, stock option and other equity based compensation plans, which included in fiscal year 2009 our 1996 Stock Option Plan and our 2004 Long-Term Incentive Plan. The Compensation Committee is composed currently of four non-employee directors, Gerald G. Ermentrout, Fred C. Leonard, III, Charles L. Mears, and Richard L. Urbanowski. Mr. Leonard is the current Chair. The Board has determined that each of the members of the committee is independent within the meaning of the listing standards of The Nasdaq Global Market.
Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee are Messrs. Ermentrout, Leonard (Chair), Mears and Urbanowski. None of them have been officers or employees of the Company or any of its subsidiaries or had a relationship requiring disclosure under this caption.

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Risk Oversight Committee
The Risk Oversight Committee was formed by the Board on August 18, 2009. The Risk Oversight Committee is responsible for leading the Board in reviewing the Company’s consideration of material risks, providing oversight of the Company’s management on material risks and making recommendations to the Board regarding material risks and risk mitigation where appropriate. The committee will annually review the Company’s insurance coverage. The committee had one organizational meeting in fiscal year 2009, and is composed of J. Neal Butler, Gerald G. Ermentrout and Christopher T. Fraser. Mr. Fraser is the current Chair.
Compensation Discussion and Analysis
Executive Summary
In fiscal year 2009, total net sales increased $36.3 million, or 23.5%, and net income increased $4.8 million, or 90.0%, over the prior year. Net sales increased on the comparison primarily because we operated our two electronic chemicals business segments in fiscal year 2009 for a full year as compared with seven months in the prior year, and because our creosote segment had significantly improved sales in spite of the worldwide recession. Net income increased because of the greater net sales, and gross profit as a percent of sales increased in fiscal year 2009 to 33.6% as compared to 30.3% in fiscal year 2008.
This Compensation Discussion and Analysis contains the philosophy underlying our compensation strategy and the major elements of compensation paid to the persons included in our Summary Compensation Table. We refer to those persons as “named executive officers.” Specifically, in this Compensation Discussion and Analysis, we address the following:
•	the objectives underlying our executive compensation program;

•	what our compensation program is designed to reward;
•	the elements of compensation that make up our compensation program;
•	how we determine executive compensation; and

•	other important compensation policies.
Objectives of Our Compensation Program
We manufacture, formulate and distribute specialty chemicals. We currently operate five business segments. Our strategy includes growing in a manner that increases shareholder value by purchasing additional product lines and businesses. We target for acquisition products and businesses in specialty chemicals that we believe provide an opportunity to obtain a significant market share through further acquisition and growth, that are of a size that larger industry participants often find too small to be attractive, that have products with well established uses, that do not require substantial on-going research and development, and that have significant barriers to entry. To assist in carrying out this strategy, our Compensation Committee has designed our compensation program to:
•	reward executive officers for long-term strategic management and the enhancement of shareholder value;
•	integrate the compensation program with our short and long-term strategic business plans; and
•	attract, motivate, reward and retain experienced and highly qualified executive officers.

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What Our Compensation Program Is Designed To Reward
Our compensation program is designed to reward executive officers who are capable of leading us in achieving our business strategy on both a short-term and long-term basis. When making compensation decisions, we consider:
•	individual performance of our executives;
•	relative internal relationships within the executive pay structure;
•	compensation at our peer companies; and
•	whether we are capable of providing certain compensation to a particular individual within our budgetary constraints.
The Elements of Our Compensation
In fiscal year 2009, we utilized the following elements of compensation to further our executive compensation philosophy and to assist us in achieving our business strategy:
•	base salary;
•	annual incentive compensation;
•	long-term incentive compensation;
•	other broad-based employee benefits; and
•	executive benefits and perquisites.
How We Determine Each Element of Compensation And Why We Pay Each Element
The Compensation Committee continues to refine our compensation program by more heavily weighting the compensation of our named executive officers toward at-risk performance-based incentives. We believe that our compensation program will enhance our profitability and increase shareholder value by more closely aligning the financial interests of our executive officers with those of our shareholders.
Once the refined compensation program has been fully implemented in fiscal year 2011, the Compensation Committee expects that compensation for our named executive officers will be based on the following allocations:
Allocation of Major Elements of Compensation

		Annual Incentives	Long-Term Incentives
Major Elements of Compensation	Base Salary	(Pay at Risk)	(Pay at Risk)
CEO	25%	19%	56%
CFO	32%	17%	51%
Other Named Executive Officers	37%	17%	47%
We believe that the achievement of long-term goals increases shareholder value to a greater degree than the achievement of short-term goals. Therefore, to recognize this philosophy, we intend that long-term incentives be weighted more heavily than annual incentives.
David L. Hatcher is our Board Chair and is a non-executive employee. He currently owns 4,118,568 shares. Consequently, last year the Compensation Committee did not grant stock awards to Mr. Hatcher, and for the last three years there have been no long-term incentive awards made to Mr. Hatcher.
Below we discuss each element of compensation listed above, including why we elect to pay each element of compensation and how the Compensation Committee determines each element of compensation.

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Base Salary
Base salary is compensation paid to an executive for performing specific job responsibilities and it represents the minimum income an executive might receive in any given year. Base salary is essential to attracting and retaining experienced and highly qualified executives, including our named executive officers. We initially establish base salary based upon the abilities, accomplishments, and prior work experience and performance of the executive officer. Adjustments in base salary are considered on a discretionary basis, taking into account internal pay relationships and consistency, the executive’s historical contributions, and the experience, level of responsibility, changes in responsibilities, retention risk and market survey data. When our refined compensation strategy is fully phased-in, the Compensation Committee intends to set base salaries at approximately the 45th percentile (90% of the median) of the national survey and our peer group data. See “How We Determine Executive Officer Compensation—Benchmarking and Other Market Data”).
Before adjustments to base salaries in November 2008, the base salaries for our named executive officers ranged between the 36th and 44th percentiles of the market survey data. After our November 2008 salary increases, base salaries of our named executive officers ranged between the 40th and 46th percentiles of the market survey data.
Annualized Base Salaries of Board Chair and Named Executive Officers

Year	Hatcher(1)	Butler	Jackson	Kremling	Sobchak
FY 2008	$310,000	$305,600	$168,600	$200,000	$184,000
FY 2009	$310,000	$351,000	$181,500	$208,000	$196,000
% Increase	0%	14.9%	7.7%	4%	6.5%

(1)	Mr. Hatcher is our Board Chair and is not a named executive officer.
Annual Incentive Compensation
Our annual incentive compensation is designed to focus and motivate our executives to achieve our strategic objectives.
The Compensation Committee administers our annual incentive awards to executives, but delegates to our CEO the day-to-day responsibility for the program. Annual incentive compensation rewards executives based upon achievement of company performance objectives, strategic objectives and individual performance objectives that are established by the Compensation Committee, based upon the recommendation of the CEO. The Compensation Committee establishes the performance objectives for the CEO. Each objective receives greater or lesser weight based primarily on the Compensation Committee’s evaluation of the relative importance of the objective. The Compensation Committee evaluates our and each particular individual’s achievement or progress toward the objectives, and determines the degree to which the objectives have been achieved. Although the Compensation Committee may make adjustments to the objectives or weight given to a particular objective to take into account special or unforeseen circumstances, it did not do so in fiscal year 2009.
Annual incentive compensation is paid as a percentage of base salary based upon the proportion that performance objectives are achieved. The annual incentive is calculated using the formula: Base Salary × %Objective Achieved × %Objective Weight. When our refined compensation strategy is fully phased-in, the Compensation Committee intends to set annual incentive compensation at approximately the median of the national survey and our peer group data
The Board of Directors establishes company performance objectives based upon one or more of the following performance measures: return on equity, assets, capital or investment; revenue growth; earnings per share growth; gross margin; and operating cash flow or cash flow from operating activities. These objectives may be identical for all executives or may differ among executives to reflect more appropriate measures related to a particular individual’s performance. Performance measures are adopted and weighted by the Compensation Committee annually to give emphasis to performance for which executives have the most direct control.
For fiscal year 2009, the table below lists the objectives and their relative weights used in determining the annual incentive compensation for our named executive officers.
Annual Incentive Performance Objectives and Weightings in Fiscal Year 2009
for the Named Executive Officers

Performance Objective	Butler	Jackson	Kremling	Sobchak
Earnings per Share	20%	15%	15%	15%
Return on Assets	10%	15%	15%	15%
Stock performance	15%	15%	10%	15%
Strategic Plan Goals	15%	0%	0%	0%
Personal Objectives	40%	55%	60%	55%

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Each executive’s objectives have a threshold level below which no award will be payable, a target level and a maximum award level. The target level for executives is generally set based on performance at 100% of budget for the fiscal year. Threshold performance is generally set at 90% of budget, and the maximum award level is generally set for performance at 120% of budget. The following table describes the potential award levels, as a percentage of base salary, for the named executive officers:
Potential Annual Incentive Levels as a Percentage of Base Salary for Objectives
for Fiscal Year 2009 for the Named Executive Officers

Name/Title	Threshold	Target	Maximum
J. Neal Butler, CEO and President	18%	60%	78%
John V. Sobchak, Vice President and CFO	12%	40%	52%
Roger C. Jackson, Vice President and General Counsel	12%	40%	52%
Ernest C. Kremling II, Vice President—Operations	12%	40%	52%
Prior to our November 2008 increases, base salaries in fiscal year 2009 plus the target level of annual incentive compensation for our named executive officers ranged between the 33rd and 41st percentiles of the market survey data. After the November 2008 increases in salary and annual incentive compensation took effect, base salaries plus the target level of annual incentive compensation in fiscal year 2009 for our named executive officers ranged between the 39th and 43rd percentiles of the market survey data. The amounts paid to each named executive officer are reflected in the Summary Compensation Table under the Non-Equity Incentive Compensation column.
In fiscal year 2009, the annual incentive compensation actually paid to our named executive officers ranged from 24% to 38% of their respective base salaries. The table below indicates the annual incentive award paid to the named executive officers by performance objective for fiscal year 2009, as a percentage of base salary. Although earnings per share increased in fiscal year 2009, the worldwide recession prevented the increase in earnings per share from achieving 90% of the increase that we had included in our 2008 fiscal year budget. Thus, no annual incentive was paid for performance on this metric as the required threshold was not achieved. For the return on assets metric, actual performance did achieve 90% of the return on assets that had been budgeted, and thus a threshold level of award was paid.
Award Level Paid as a Percentage of Base Salary for Fiscal Year 2009

Performance Objective	Butler	Sobchak	Jackson	Kremling
Earnings per Share	—	—	—	—
Return on Assets	1.8%	1.8%	1.8%	1.8%
Stock Performance	—	—	—	—
Strategic Plan Goals	10.0%	N/A	N/A	N/A
Personal Objectives	25.8%	27.4%	22.0%	27.6%

Total	37.6%	29.2%	23.8%	29.4%
Long-Term Incentive Compensation
General
We provide senior executives, including our named executive officers, with long-term equity compensation tied to our performance. We believe that this aligns the financial interests of our executives with the interests of our shareholders and motivates our executive officers to enhance shareholder value. Additionally, the Compensation Committee believes that long-term equity compensation serves as an important retention tool. Long-term equity compensation can comprise the largest percentage of executive compensation. When our refined compensation approach is fully implemented, long-term equity incentives for senior executives will be targeted above the market median if performance objectives are achieved.
In the past, we have awarded equity compensation in two forms: stock options and performance-based restricted stock awards. The Compensation Committee currently administers equity incentives under our 1996 Stock Option Plan and our 2004 Long-Term Incentive Plan. Additionally, our Board of Directors has approved, subject to shareholder approval, the adoption of the Company’s 2009 Long-Term Incentive Plan. See “Proposal 2: Approval of the 2009 Long-Term Incentive Plan.”
Stock options that were granted in the past to employees under our 1996 plan remain outstanding. We stopped issuing stock options under the 1996 Stock Option Plan in fiscal year 2005, and the plan terminated on July 31, 2007. Although the Compensation Committee has had the power to grant stock options under the 2004 Long-Term Incentive Plan, no stock options have been granted under this plan. Beginning in fiscal year 2006, we have granted performance-based stock awards under the 2004 plan to certain executives.

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The Compensation Committee determines long-term incentive award levels and the types of awards after the release in October of financial results for the prior fiscal year. Long-term incentive grants vary in amount from year to year based on the performance of the executive, his expected role in our future performance and on our financial performance. In setting new long-term equity awards, the Compensation Committee also considers prior stock option and performance-based stock awards made to the executive officer, which were often made as new hire awards. The value of stock option awards is annualized over a 10-year period when the new awards are considered. Stock options are valued using the Black-Scholes method. Performance-based restricted stock awards are valued at 100% of the grant date stock price.
Performance-Based Stock Awards
Current long-term incentives are outlined below for the targeted market percentile of our peer group for all executives. The Compensation Committee is continuing to increase long-term incentive awards toward a level above the market median. In fiscal year 2009, the Compensation Committee chose to use performance restricted stock for long-term incentives because it has a greater perceived value to executives over options, since their expected base value is not dependent on share price appreciation. Performance restricted stock, when compared to options, is usually favored by shareholders because of the direct link to company performance and the fact that restricted stock is less subject to manipulation based upon the timing of the grant. The Compensation Committee has also designed performance restricted stock awards to strongly encourage retention of executives by using three year overlapping performance periods.
Performance-based stock awards were granted to each of the named executive officers in fiscal year 2009 under our 2004 Long Term Incentive Plan. The awards were granted as Series 1 and Series 2 awards of shares of restricted stock, subject to performance vesting requirements. Performance under the awards is measured over a three-year measurement period beginning August 1, 2008. We also granted Series 1 and Series 2 awards or restricted shares to executives other than the named executive officers. The awards grant up to an aggregate amount of 18,175 shares of performance-based restricted stock to those employees. Shares for all recipients vest based on satisfaction of performance requirements at the end of the three years.
The fiscal year 2009 Series 1 awards granted the named executive officer up to an aggregate of 43,840 shares of restricted stock, subject to performance requirements of certain revenue growth objectives and average annual earnings before interest, tax, depreciation and amortization divided by average assets for the three year measurement period. The Series 2 awards granted the named executive officer up to an aggregate of 29,227 shares of restricted stock, subject to a performance requirement of earnings per share growth over the three year measurement period.
When considering the individual awards, the Compensation Committee determines a target award level as a percentage of base pay appropriate for each executive. The value of the restricted stock used to calculate the number of shares then awarded may take into consideration anticipated share appreciation.
Prior to our November 2008 salary increases, total targeted direct compensation for the named executive officers ranged between the 39th and 45th percentiles of the market survey data. After the November 2008 base salary increases took effect, and including long-term equity awards in fiscal year 2009, total targeted direct compensation for the named executive officers ranged between the 43rd and 73rd percentiles of the market survey data. The range is skewed as a result of the time-based shares granted to Mr. Kremling on his initial employment. The Grants of Plan Based Awards table sets forth the awards made to the named executive officers.
In fiscal year 2009, the number of shares of restricted stock listed below vested for the following named executive officers from the Series 1 and Series 2 performance-based restricted stock awards granted in fiscal year 2007:
Performance-Based Stock Awards Vested in Fiscal Year 2009

Long-Term Incentive Performance Objectives	Butler	Jackson	Kremling	Sobchak
Average annual return on equity percentage in relationship to annual revenue growth rate (Series 1)	7,680	2,700	—	4,800
Compound Growth in Earnings per Share (Series 2)	6,400	2,250	—	4,000

Total	14,080	4,950	—	8,800

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Time-Based Awards
In fiscal year 2009, we granted time-based restricted stock awards to executives other than the named executive officers. The awards grant up to an aggregate amount of 6,410 shares of time-based restricted stock to those employees. The time-based restricted stock awards generally vest over three-year periods.
Stock Options
The Outstanding Equity Awards at 2009 Fiscal Year End table sets forth the number and dollar value of options made previously to the executives. The plan does not allow the re-pricing of options without stockholder approval. The Compensation Committee also prohibits the cancellation and re-issuance of options.
Broad-based Employee Benefits
Our employee benefits are designed to allow us to be attractive to current and potential employees and to remain competitive in the market.
Health and Welfare Plans
We offer health and welfare benefits to substantially all employees, including executives. These benefits include medical, dental, life, accidental death, short and long-term disability, and long-term care coverage. Executives make the same contributions for the same type of coverage, and receive the same level of benefits as other employees for each form of coverage or benefit. We provide vacation and paid holidays to all eligible employees, including executives, that is comparable to other similarly sized companies.
Retirement Plans
We offer a defined contribution 401(k) plan to substantially all of our employees in the United States. In calendar year 2009, participants may contribute up to $16,500 of their compensation. We make matching contributions under the plan up to 3% of the participant’s compensation. Employees age 50 or over are entitled to make an additional pre-tax contribution of up to $5,000 per year. Employees become fully vested in employer contributions after five years of employment and are ratably vested prior to that time. The Summary Compensation Table reflects our contributions to the 401(k) Plan for each named executive officer.
Executive Benefits and Perquisites
Executive benefits or perquisites may be provided on a limited basis to attract and retain key executives. Currently, we do not offer executive benefits or perquisites with a value over $10,000 to any executive, other than the SERP outlined below. This benefit is reflected in the All Other Compensation column of the Summary Compensation Table.
Supplemental Executive Retirement Plan
We adopted a supplemental executive retirement plan (“SERP”) in fiscal year 2001. Only executives specifically designated by us may be participants in the plan, and currently only Thomas H. Mitchell, the Vice President-Sales of a subsidiary, is participating in the plan. The SERP is unfunded, and amounts payable to participants are our general obligations. The SERP provides that an executive will be paid a supplemental retirement benefit for 10 years equal to a percentage of the participant’s three-year average base salary at normal retirement multiplied by the years of credited service up to a maximum of 20 years. The benefit payable to participants is reduced by the equivalent actuarial value of our portion of the contributions to the 401(k) plan and one-half of social security benefits. Normal retirement is the earlier of age 65 and completion of 10 years credited service or age 60 with 30 years credited service. Early retirement is possible after reaching age 60 and completion of 10 years credited service. A participant may elect payment of benefits in any one of the following forms: Joint and 100% Survivor Annuity, Joint and 50% Survivor Annuity, 10 Year Certain and Life, and Single Sum. The Compensation Committee, in its sole discretion and without any obligation to exercise reasonable discretion, may approve a single sum payment. If the Compensation Committee does not grant approval of a single sum payment, a participant must elect to receive benefits in any one of the other three options. If a participant’s employment with us terminates before attainment of early retirement or normal retirement age, and if that termination is not due to death or disability, benefits that would otherwise be payable under the SERP may be forfeited. The CEO, with the consent of the Compensation Committee, may waive the application of this provision.

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Thomas H. Mitchell was designated as a participant in the SERP in fiscal year 2002, and his benefit percentage was established to pay 56% of his three-year average base salary at his retirement before the reductions listed above. The annual benefit payable under the plan to Mr. Mitchell at retirement is estimated to be approximately $75,000. We maintain a life insurance policy on Mr. Mitchell. We believe that the cash surrender value of that policy will be sufficient to pay the benefit under the SERP.
Employment and Severance Agreements
We have employment agreements that contain severance provisions with three of our named executive officers and one other executive. One named executive officer is eligible for severance payments under our Executive Severance Plan along with one other employee.
Currently, each employment agreement automatically renews for a one-year period, and will continue to do so unless we provide at least 60 days prior written notice of non-renewal. Under the terms of all but one of the employment agreements, if we terminate the executive’s employment (other than for cause or due to death or disability) or elect not to extend the executive’s term of employment for the renewal term, or if the executive voluntarily terminates his employment for good reason following a change of control, then we must pay the executive a termination payment equal to a multiple of his base salary at termination. See “Potential Payments upon Termination or Change in Control” for additional information.
The employment and severance agreements contain provisions for the assignment to us of any right, title and interest in all works, copyrights, materials, inventions, ideas, discoveries, designs, improvements, trade secrets, patents and trademarks, and any applications related thereto, during their respective employment. In addition, each agreement contains provisions prohibiting the disclosure of confidential information.
Additionally, each executive signed an agreement with non-compete obligations prohibiting the executive from engaging and being financially interested in any business which is competitive with us during his term of employment and for a period of one year after his employment with us terminates, unless he first obtains our prior written consent. In the event an executive breaches any of these provisions, we may terminate any payments then owing to the executive and/or seek specific performance or injunctive relief for such breach or threatened breach.
Executive Severance Plan
The Board of Directors approved an Executive Severance Plan in fiscal year 2009 (“ESP”). The ESP provides that any regular, full-time employee who is designated by the Compensation Committee may become a participant in the ESP. As of the date of this proxy statement, one named executive officer and one other person have been designated as eligible employees under the ESP. The Compensation Committee intends, in appropriate cases, to use the ESP to offer severance to eligible employees, including future hires. The ESP may also be used to offer severance payments in lieu of the severance payments under current employment or severance agreements to eligible employees wishing to convert to the ESP.
The ESP is designed to provide an eligible employee with a severance payment in the event that the eligible employee (i) is affirmatively discharged from employment by us, other than a discharge for cause, or (ii) voluntarily terminates for good reason, as defined in the ESP. The severance benefit is based on the participation level of the eligible employee as assigned by the Compensation Committee, and is calculated at a multiple of (i) base salary or (ii) base salary and annual incentive award at the target level. The severance benefit is paid in a lump sum.
For a qualifying termination occurring more than 30 days before a change of control, the severance benefit is 2.0x, 1.5x or 1.0x of base salary for the three participation levels. For a qualifying termination occurring within 30 days before or two years after a change of control, the benefit is 2.5x, 2.0x or 1.5x of base salary plus annual incentive compensation at the target level. If the qualifying termination was not for cause but was instead for poor performance, the severance benefit is 1.0x, 0.75x or 0.5x of base salary only. In the case of a qualifying termination occurring within 30 days before or two years after a change of control or a qualifying termination occurring for good reason, the eligible employee is also paid a prorated portion his or her annual incentive compensation.
In order for an eligible employee to receive severance benefits under the ESP, he or she must execute and deliver an acceptable release of all claims.

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How We Determine Executive Officer Compensation
Role of the Compensation Committee
The Compensation Committee is composed of independent, outside members of the Board of Directors in accordance with NASDAQ rules, current SEC regulations, and Section 162(m) of the Internal Revenue Code, and is responsible for establishing, reviewing, approving and monitoring the compensation paid to the named executive officers.
Role of Executive Officers in Setting Compensation
Our CEO provides input on the Compensation Committee agenda, including background information regarding our strategic objectives, suggestions on annual performance targets and reports on his evaluations of the other executive officers. He makes compensation recommendations with respect to base salary merit increases annual and long-term incentive awards that are then reviewed by the Compensation Committee and passed on to the Board for approval. Since our CEO is a member of the Board, he has input on the final approval of the overall compensation program. The Board, excluding the CEO, based upon the recommendation of the Compensation Committee makes decisions related to the CEO’s compensation.
The CFO evaluates the financial implications of the Compensation Committee’s actions.
The Compensation Committee meetings are attended by the committee members, and as needed, by other directors, the CFO, and outside advisors, including our compensation consultant. The Compensation Committee regularly meets in executive session without any members of management present.
Benchmarking and Other Market Data
The Compensation Committee has the sole authority, to the extent deemed necessary and appropriate, to retain and terminate any compensation consultants. In fiscal year 2009, the Compensation Committee engaged Stone Partners, Inc. to advise it on executive compensation. Stone Partners, Inc. is independent of us, reports directly to the Compensation Committee and has no other business relationship with us other than assisting the Compensation Committee with its executive compensation and board compensation practices. In fiscal year 2009, we paid Stone Partners, Inc. $15,340. The Compensation Committee and Stone Partners, Inc. review salaries based on our current and projected company size and annual and long-term incentive programs established for each executive’s position based on data from general industry surveys and our peer companies.
For fiscal year 2009, Stone Partners, Inc. prepared an analysis of comparative data from the Watson Wyatt, Economic Research Institute and Mercer national surveys and data from a peer group of publicly-traded chemical companies. The composition and performance of the peer group is reviewed each year. In fiscal year 2009, the peer group included the following 13 publicly-traded chemical companies having comparable annual revenues and a comparable value for ongoing operations: American Pacific Corporation, American Vanguard Corporation, Balchem Corporation, Calgon Carbon, Inc., Cambrex Corporation, Chase Corporation, Hawkins Inc., ICO, Inc., Landec Corporation, Oil-Dri Corporation, Penford Corp., Ultra Clean Holdings, Inc. and WD 40 Corporation. Aceto Corp., Zoltek Companies Inc. and SurModics Inc. were dropped from the peer company group. The 25th, 50th and 75th percentiles for the data sources were analyzed to gain an understanding of the range of competitive pay practices. Although the 50th percentile of the combined data was used by the Compensation Committee as a reference point for establishing base salary (currently averaging 90% of the median), annual incentive targets (at the median) and total direct compensation (currently averaging 85% of the median), the compensation of individual executives may vary above or below the reference point because of the background, personal performance, skills and experience, the comparative compensation of our executives and our ability to provide certain compensation within our budgetary constraints.
Other Important Compensation Policies
Stock Ownership Requirements for Named Executives
We have adopted a stock ownership requirement for certain executives. The requirement calls for stock ownership related to base salary to equal three times base salary for the CEO, two times base salary for the VP-Operations, CFO and Chief Legal Officer and one time base salary for other designated executives. Executives covered by the requirement must achieve the stock ownership by August 1, 2012. As of October 23, 2009, our CEO, Mr. Butler, owned 29,052 shares of Common Stock, our CFO, Mr. Sobchak, owned 25,788 shares, our Vice President of Operations, Mr. Kremling, owned 5,200 shares and our Chief Legal Officer, Mr. Jackson, owned 12,778 shares. If the required stock ownership level is not met by an executive, the Compensation Committee may pay out the after-tax portion of any cash bonus due to that executive in shares of our Common Stock.

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Trading in Our Stock Derivatives
Our Insider Trading Policy prohibits executive officers from purchasing or selling options on our Common Stock, engaging in short sales with respect to our Common Stock, or trading in puts, calls, straddles, equity swaps or other derivative securities that are directly linked to our Common Stock.
Financial Restatement
The Compensation Committee does not have a policy in place governing modifications to compensation where the payment of such compensation was based upon the achievement of specific results that were subsequently subject to restatement. If the Compensation Committee deems it appropriate, however, to the extent permitted by governing law, we will seek to recoup amounts determined by a financial restatement to have been inappropriately paid to an executive officer.
Tax and Accounting Implications of our Forms of Compensation
Section 162(m) of the Code limits the deductibility of certain compensation to $1 million per year for our CEO and our three other most highly compensated executive officers. There is an exception to the $1 million limit for compensation meeting certain requirements. None of our executive officers currently receives compensation exceeding the limits imposed by the Code. While the Compensation Committee cannot predict with certainty how our executive compensation might be affected in the future by the Code, the Compensation Committee intends to try to preserve the tax deductibility of all executive compensation while maintaining an executive compensation program consistent with our compensation philosophy.
Our compensation program contains the following tax and accounting implications:
•	Salary is expensed when earned, but it is not deductible over $1 million for our covered employees (our CEO and our three other highest paid executives).
•	Annual incentives are expensed during the year when payout is probable. Annual incentives paid under our shareholder-approved 2004 Long-Term Incentive Plan meet the requirements of Section 162(m) of the Code and are deductible. Any portion paid under non-objectively verifiable criteria is not deductible over $1 million under Section 162(m) of the Code for covered employees.
•	Stock options are expensed over the vesting period. Our 1996 Stock Option Plan and our 2004 Long-Term Incentive Plan have been approved by shareholders, and awards are deductible under Section 162(m) of the Code.
•	Performance-based restricted share awards are expensed over the performance and service period when payout is probable. Our plan has been approved by shareholders and compensation is deductible under Section 162(m) of the Code. No dividends are paid on performance restricted stock until shares are actually issued.
•	Our 401(k) contributions and SERP benefits are accrued and expensed in the year of service.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. The Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
The Compensation Committee:
Fred C. Leonard III, Chair
Charles L. Mears
Richard L. Urbanowski
Gerald G. Ermentrout

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The following table presents information for the fiscal year ended July 31, 2009 for our President and CEO, our Vice President and CFO, and our other two named executive officers. We have only four executive officers.
Summary Compensation Table

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(1)	($)(2)	($)(3)	($)
J. Neal Butler, Director, President and CEO	2009	339,454	500	88,981	29,455	132,018	11,516	601,924

John V. Sobchak, Vice President and CFO	2009	193,345	500	45,480	1,902	57,233	6,093	304,553

Roger C. Jackson, Vice President, General Counsel and Secretary	2009	178,590	500	27,812	—	43,210	5,964	256,076

Ernest C. Kremling, Vice President—Operations	2009	210,684	500	49,295	—	61,152	7,423	329,054

(1)	Stock awards and option awards reflect the amount of compensation expense recognized in our financial statements for the fiscal year ended July 31, 2009 for performance based restricted stock awards and stock options, as required under accounting principles generally accepted in the United States. The assumptions used in calculating the compensation expense are set forth in note 12 of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended July 31, 2009. See also the table respecting Grants of Plan-Based Awards in Fiscal Year 2009.

(2)	Non-equity incentive plan compensation represents payments under our annual incentive plan. See the discussion of our incentive plan under the Compensation Discussion and Analysis section of this Proxy Statement.

(3)	Under our 401(k) plan for United States based employees, we match up to 3% of an employee’s compensation. All other compensation included in the table was for contributions to our 401(k) plan plus, for Messrs. Butler, Sobchak and Jackson, and an additional $5,975 in the aggregate for annual executive physicals.

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The following table presents information respecting grants of plan based awards for fiscal year 2009.
Grants of Plan-Based Awards in Fiscal Year 2009

			Estimated Future
			Payouts Under
			Equity Incentive			Grant Date Fair
			Plan Awards			Value of Stock
	Grant		(#)(1)(2)		All Other	and Option
Name	Date	Series	Target	Maximum	Stock Awards	Awards
J. Neal Butler	12/2/2008	Series 1	15,214	22,129	—	$48,532
		Series 2	2,951	14,753	—	$9,412

John V. Sobchak	12/2/2008	Series 1	5,165	7,512	—	$16,475
		Series 2	1,002	5,008	—	$3,195

Roger C. Jackson	12/2/2008	Series 1	3,756	5,463	—	$11,981
		Series 2	728	3,642	—	$2,324

Ernest C. Kremling	12/2/2008	Series 1	6,006	8,736	—	$19,159
		Series 2	1,165	5,824	—	$3,716

(1)	On December 2, 2008 certain executives, including executives in the above table, were granted performance-based restricted stock awards, Series 1 and Series 2. The estimated future payout of those awards is based on the assumptions used in calculating the compensation expense recognized in our consolidated financial statements in the year ended July 31, 2009. See note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended July 31, 2009. The Series 1 awards are subject to a performance requirement composed of revenue growth and annual return on invested capital measured across a three-year period beginning August 1, 2008. The maximum award vests if, over the measuring period, the average annualized revenue growth rate is at least 22.2% while the average annual return on assets is at least 22%. Based on performance through July 31, 2009, we projected that 68.75% of the Series 1 awards would vest. The Series 1 award was projected to have an aggregate fair value of $96,147 for the executives in the table based on the grant date price of our Common Stock of $3.19. The Series 2 awards are subject to a performance requirement pertaining to the growth rate in our earnings per share over the same three year measurement period. If the annualized increase in earnings per share is 15% over the measuring period, a threshold of 20% of the award would vest. If the annualized increase is at least 27.5%, the entire award would vest. In our consolidated financial statements for the year ended July 31, 2009, we estimated that 20% of the Series 2 award would vest. The aggregate fair value of the award for the executives in the table was projected to be $18,647 based on the grant date price of $3.19 for our Common Stock.

(2)	See the discussion of our incentive plan under the Compensation Discussion and Analysis section of this Proxy Statement.

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The following table presents information respecting outstanding equity awards at July 31, 2009. In fiscal year 2009 we did not grant any stock option awards.
Outstanding Equity Awards at 2009 Fiscal Year-End

	Option Awards(1)				Stock Awards(1)
							Equity
							Incentive
					Equity		Plan
					Incentive		Awards:
					Plan		Market or
					Awards:		Payout
					Number of		Value of
					Unearned		Unearned
					Shares,		Shares,
	Number of	Number of			Units or		Units or
	Securities	Securities			Other		Other
	Underlying	Underlying	Option		Rights		Rights
	Unexercised	Unexercised	Exercise	Option	That Have		That Have
	Options (#)	Options (#)	Price	Expiration	Not		Not Vested
Name	Exercisable	Unexercisable	($)	Date	Vested (#)		($)
J. Neal Butler	5,000		4.37	3/8/2016	15,214	(2)	111,366
	15,000		4.37	3/8/2017	2,951	(2)	21,601
	15,000		4.37	3/8/2018	6,379	(3)	46,695
	15,000		4.37	3/8/2019	—	(3)	—

		15,000	4.37	3/8/2020	24,544		179,662
		15,000	4.37	3/8/2021
		15,000	4.37	3/8/2022
		15,000	4.37	3/8/2023
		15,000	4.37	3/8/2024

John V. Sobchak	5,000		3.58	6/26/2015	5,165	(2)	37,808
	7,500		3.58	6/26/2016	1,002	(2)	7,335
	2,500		3.58	6/26/2017	2,615	(3)	19,141
	2,500		3.58	6/26/2018	—	(3)	—

	2,500		3.58	6/26/2019	8,782		64,284
		2,500	3.58	6/26/2020
		2,500	3.58	6/26/2021

Roger C. Jackson	50,000		4.00	7/31/2012	3,756	(2)	27,494
					728	(2)	5,329
					1,796	(3)	13,147
					—	(3)	—

					6,280		45,970

Ernest C. Kremling					5,200	(4)	38,064
					6,006	(2)	43,964
					1,165	(2)	8,528

					12,371		90,556

(1)	Outstanding option awards reflect grants under our 1996 Stock Option Plan which terminated effective July 31, 2008. Stock awards reflect grants of performance-based restricted stock awards and time-based restricted stock awards under our 2004 Long-Term Incentive Plan. See the Compensation Discussion and Analysis section of this Proxy Statement and note 12 of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended July 31, 2009.

(2)	Represents fiscal year 2009 awards under our 2004 Long-Term Incentive Plan of Series 1 and Series 2 performance-based restricted stock. Awards vest July 31, 2011, if performance requirements are satisfied. The table reflects our estimate that 68.75% of the Series 1 awards will vest and 20% of the Series 2 awards will vest. See note 12 of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended July 31, 2009. The maximum potential awards for the named executive officers are set forth in the table “Grants of Plan Based Awards in Fiscal 2009.”

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(3)	Represents fiscal year 2008 awards under our 2004 Long-Term Incentive Plan of Series 1 and Series 2 performance-based restricted stock. Awards vest July 31, 2010, if performance requirements are satisfied. The table reflects our estimate that 52.5% of the Series 1 awards will vest and 0% of the Series 2 awards will vest. See note 12 of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended July 31, 2009.

(4)	Represents fiscal year 2008 awards under our 2004 Long-Term Incentive Plan of time-based restricted stock. Awards vest in two installments of 2,600 shares on August 1, 2009 and 2010.
The following table presents information respecting options exercised and stock vested by named executive officers during fiscal year 2009.
Option Exercises and Stock Vested in Fiscal Year 2009

	Option Awards	Stock Awards
	Number of Shares	Number of Shares	Value Realized
	Acquired on	Acquired	On
Name	Exercise (#)	on Vesting (#)	Exercise ($)
J. Neal Butler	—	—	—
John V. Sobchak	—	—	—
Roger C. Jackson	—	—	—
Ernest C. Kremling	—	2,600	21,086
The table below presents information respecting our Supplemental Executive Retirement Plan. There is only one participant in the plan, and he is not a named executive officer.
Pension Benefits for the 2009 Fiscal Year

		Number of	Present Value
		Years of	of	Payments during
		Credited Service	Accumulated	Last
Name	Plan Name	(#)	Benefit ($)	Fiscal Year ($)
Thomas H. Mitchell	Supplemental Executive Retirement Plan(1)	19.9	541,032	—

(1)	Thomas H. Mitchell, Vice President-Sales of our subsidiary, KMG-Bernuth, Inc., is the only participant in our Supplemental Executive Retirement Plan.

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Potential Payments upon Termination or Change in Control
The following describes the payments and benefits that would be provided to each named executive officer in the event that this employment is terminated with us for any reason, including resignation, termination without cause, retirement, a constructive termination of the executive or a change in control.
We have employment agreements that contain severance provisions with three of our named executive officers and one other executive. One named executive officer is eligible for severance payments under our Executive Severance Plan (the “ESP”) along with one other employee. Under the terms of the employment agreements that contain severance provisions, if we terminate the executive’s employment (other than for cause or due to death or disability) or elect not to extend the executive’s term of employment for the renewal term, or if the executive voluntarily terminates his employment for good reason due to a change of control, then we must pay the executive a termination payment equal to a multiple of his base salary. Mr. Jackson’s multiple is three times base salary, and the multiple is two times base salary for Messrs. Butler and Sobchak. The termination payments are paid in a lump sum at termination, except that Mr. Jackson’s amounts would be paid in equal annual payments if the termination is not within one year of a change of control. If the termination or election not to extend the employment agreement by us or voluntary resignation for good reason by the executive occurs within one year of a change of control, then any option to acquire shares of our Common Stock held by the executive becomes fully vested as of the date of termination, and exercisable for a period of two years. Under the ESP, one of our named executive officers, Mr. Kremling, would be paid severance equal to a pro-rated portion of annual incentive compensation plus a lump sum payment of 1.5 times base salary if the termination of employment was not in connection with a change of control or 2.0 times base salary and annual incentive if it was in connection with a change of control. Currently outstanding options do not vest for termination upon death or disability. Performance-based restricted awards do not vest on termination, except upon death, total and permanent disability or retirement. On death and total and permanent disability, performance-based restricted awards vest proportionally based on months of service in the three year performance measurement period, but based on performance achieved as of the termination. On retirement, the awards vest 100%, subject to satisfaction of the performance criteria at the end of the performance measurement period. Resignation by the executive for “good reason” includes failure to pay any amount due to such executive, demotion, relocation or an uncured breach of the employment agreement by us. A “change of control” includes, among other events, the acquisition by an individual or group of beneficial ownership of more than 50% of the combined voting power of our then-outstanding Common Stock. The table below presents information respecting amounts payable upon a death, disability, or termination of a named executive officer as of July 31, 2009.

					Termination
				Termination	Without
				Without	Cause
			Termination	Cause But No	But with a
		Disability	For Cause	Change of	Change of
Name	Death ($)	($)	($)	Control ($)	Control ($)
J. Neal Butler
Incentive Bonus	—	—	—	—	—
Cash Severance	—	—	—	702,000	702,000
Value of Unvested Stock Options	—	—	—	—	221,250
Value of Unvested Stock Awards	104,210	104,210	—	—	—

John V. Sobchak
Incentive Bonus	—	—	—	—	—
Cash Severance	—	—	—	392,000	392,000
Value of Unvested Stock Options	—	—	—	—	187,000
Value of Unvested Stock Awards	36,476	36,476	—	—	—

Roger C. Jackson
Incentive Bonus	—	—	—	—	—
Cash Severance	—	—	—	544,500	544,500
Value of Unvested Stock Options	—	—	—	—	—
Value of Unvested Stock Awards	26,264	26,264	—	—	—

Ernest C. Kremling
Incentive Bonus	—	—	—	61,152	61,152
Cash Severance	—	—	—	312,000	538,000
Value of Unvested Stock Options	—	—	—	—	—
Value of Unvested Stock Awards	73,058	73,058	—	—	—

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The table below presents information respecting compensation paid to directors in fiscal year 2009 who were not named executive officers. We also reimburse our directors for travel, lodging and related expenses incurred in attending Board, committee or other business meetings.
Director Compensation in Fiscal 2009

	Fees			Non-Equity
	Earned			Incentive
	Or Paid in	Stock	Option	Plan	All Other
	Cash	Awards	Awards	Compensation	Compensation	Total
Name	($)(1)	($)(2)	($)	($)	($)	($)
Gerald G. Ermentrout	33,800	13,750	—	—	—	47,550

Christopher T. Fraser	32,400	13,750	—	—	—	46,150

George W. Gilman	49,700	13,750	—	—	—	63,450

David L. Hatcher(3)	—	—	—	191,813	320,400	512,213

Fred C. Leonard, III	43,850	13,750	119,100	—	—	176,700

Charles L. Mears	36,300	13,750	—	—	—	50,050

Stephen A. Thorington	40,200	13,750	—	—	—	53,950

Richard L. Urbanowski	59,350	13,750	—	—	—	73,100

(1)	Each director is paid a fee of $2,000 for each regular or special meeting of the Board of Directors, and paid an annual retainer of $20,000 per year. Directors are also paid $1,400 for attending committee meetings and business meetings, and the Chair of each committee is paid a retainer of $5,000 per year, except for the Chair of the Audit Committee who is paid a retainer of $10,000 per year. The Lead Director, currently Mr. Urbanowski, is selected from among the non-employee directors, and the Lead Director is paid an annual retainer of $15,000. Annual retainers are paid quarterly. Directors are reimbursed for out-of-pocket expenses incurred in attending meetings and for other expenses incurred in performing in their capacity as directors.

(2)	Stock awards reflect the awards of 1,250 shares of Common Stock paid on the last trading day of February and May 2009 to each non-employee director. The market value for Common Sock was $4.00 and 7.00 per share for the last trading day of February and May, respectively.

(3)	Mr. Hatcher is a non-executive employee. All other compensation for Mr. Hatcher includes salary, incentive compensation, a bonus of $1,000.
PROPOSAL 2:
APPROVAL OF THE 2009 LONG-TERM INCENTIVE PLAN
General
Shareholders of the Company are being asked to approve the Company’s 2009 Long-Term Incentive Plan (the “Plan”). The Company’s Board of Directors unanimously approved the Plan on October 12, 2009, subject to shareholder approval of the Plan at the Company’s Annual Meeting. The Board of Directors believes that the approval of the Plan is in the best interests of the Company and its shareholders.
The purpose of the Plan is to attract, motivate and retain the services of key employees and directors and to align the interests of such persons with the Company’s shareholders by providing participants in the Plan with the opportunity to share in any appreciation in value of the Company’s Common Stock that their efforts help to bring about. To accomplish these goals, the Plan permits the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards. If approved, the Plan will be an important component of the total compensation package offered to employees and directors, reflecting the importance that the Company places on motivating and rewarding superior results with long-term, performance-based incentives.

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The Board of Directors recommends that you vote FOR the adoption of the Company’s 2009 Long-Term Incentive Plan. Unless otherwise indicated, all properly executed proxies received by us will be voted “FOR” such ratification at the Annual Meeting.
Description of the Plan
The following is a summary of the principal features of the Plan and its operation. This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this proxy statement as Appendix A.
Administration. The Plan is administered by the Board of Directors or a committee (“Committee”) appointed by the Board of Directors. The Board has designated the Compensation Committee as the administrator of the Plan. The Committee is composed of at least two directors who qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986 and/or as “non-employee directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Subject to the terms of the Plan, the Committee has the sole discretion to select the persons eligible to receive awards under the Plan, the type and amount of incentives to be awarded, and the terms and conditions of awards. The Committee also has the authority to interpret the Plan and establish and amend regulations necessary or appropriate for the administration of the Plan. The Committee may delegate any part of its authority under the Plan to officers of the Company as long as such delegation does not violate the requirements of Section 162(m) of the Internal Revenue Code of 1986 and/or Rule 16b-3 promulgated under the Securities Exchange Act of 1934.
Eligibility. Any employee of the Company or a subsidiary of the Company or a director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan. The actual number of individuals who will receive awards cannot be determined in advance because the Committee has the discretion to select the participants. None of our named executive officers may receive in any calendar year stock options or SARs relating to more than 200,000 shares of Common Stock.
Shares Subject to the Plan. The maximum number of shares of the Company’s Common Stock that may be delivered pursuant to awards granted under the Plan is 750,000 shares. The maximum number of shares deliverable pursuant to awards granted under the Plan is subject to adjustment by the Committee in the event of certain dilutive changes in the number of outstanding shares. Under the Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. Any shares subject to an award which are not used because the terms and conditions of the award are not met may again be used for an award under the Plan. In addition, the number of shares of Common Stock available for future awards is only reduced by the net number of shares issued pursuant to an award.
Transferability. Rights under any award may not be transferred except by will or the laws of descent and distribution or a qualified domestic relations order. However, the Committee may, in its discretion, authorize in the applicable award agreement the transfer, without consideration, of all or a portion of a nonqualified stock option or SAR by a participant in the plan to family members, trusts and charitable institutions.
Amendment of the Plan. The Plan may be amended or terminated by the Company’s Board of Directors, without the consent of the shareholders of the Company or Plan participants. However, any amendment which requires shareholder approval in order for the plan and incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Revenue Code of 1986 or the rules of any stock exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, shall be subject to shareholder approval. Unless required by law, no amendment to the Plan shall adversely affect any rights of a holder of an outstanding award under the Plan without such holder’s consent.
Change of Control. In the event of any merger, consolidation or share exchange, each outstanding award will be exercisable for the consideration which a holder of the number of shares of Common Stock subject to such award immediately prior to such transaction would have received. However, if the Company will not be the surviving entity in any merger, consolidation or share exchange, the Company may cancel all outstanding awards, as of the effective date of such transaction, by giving each holder the right to exercise such award in full for at least 30 days prior to the transaction, or paying the spread between the net amount of consideration payable in such transaction to the holder of the number of shares of Common Stock subject to an award, and the exercise price of such award.

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Award Agreements. All awards under the Plan will be authorized by the Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisability. No award may be exercisable for more than ten years from the date of grant, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than ten percent of the Company’s Common Stock, five years from the date of grant.
Stock Options. A grant of a stock option entitles a participant to purchase from the Company a specified number of shares of Common Stock at a specified price per share. In the discretion of the Committee, stock options may be granted as nonqualified stock options or incentive stock options, but incentive stock options may only be granted to employees of the Company or a subsidiary. The aggregate fair market value of the Common Stock with respect to which incentive stock options become exercisable by any participant during any calendar year cannot exceed $100,000.
The Committee may fix any price as the purchase price per share of Common Stock which may be purchased under a nonqualified stock option. The purchase price per share of Common Stock which may be purchased under an incentive stock option must be at least equal to the fair market value of the Company’s Common Stock on the date of grant, or, if the incentive stock option is granted to an employee who owns or is deemed to own more than ten percent of the Company’s Common Stock, 110% of the fair market value of the Company’s Common Stock on the date of grant. The award agreement for each stock option will specify the form of payment for shares of Common Stock acquired on exercise of a stock option. The form of payment may include cash, delivery of Common Stock with a fair market value equal to the exercise price of the stock option, participation in a broker-assisted “cashless exercise” arrangement, or any other form of consideration acceptable to the Committee.
Stock options are not exercisable after the expiration of the option term specified in the applicable award agreement. Unless otherwise provided in an award agreement, the option term will be reduced to the lesser of the remaining option term and the time periods described below upon the termination of a participant’s employment. Upon a termination of employment for cause, all stock options immediately terminate. Upon the death of a participant, stock options are exercisable for a period of one year after the participant’s death. In the case of permanent disability or retirement, stock options are exercisable for a period of six months after the occurrence of the permanent disability or three months after retirement. In all other cases, stock options are exercisable for 30 days after the participant’s termination of employment.
Stock Appreciation Rights (SARs). The grant of a SAR provides the holder with the right to receive a payment in cash, shares of Common Stock or a combination of cash and stock equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over a SAR price specified in the applicable award agreement. The SAR price specified in an award agreement must be equal to or greater than the fair market value of the Company’s Common Stock on the date of the grant of the SAR. SARs may be granted as separate awards or in connection with a stock option.
Restricted Stock. A grant of restricted stock is an award of shares of Common Stock subject to restrictions or limitations set forth in the Plan and in the related award agreement. The award agreement for restricted stock will specify the time or times within which such award may be subject to forfeiture and any performance goals which must be met in order to remove any restrictions on such award. Except for limitations on transfer or limitations set forth in the applicable award agreement, holders of restricted stock shall have all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Except as otherwise provided in an award agreement, upon a participant’s termination of employment for any reason during the restriction period, the non-vested shares of restricted stock are forfeited by the participant.
Restricted Stock Units. A grant of restricted stock units entitles the holder to convert the units into Common Stock when the time and performance conditions established by the Committee are satisfied.
Performance Awards. A grant of a performance award entitles the holder to receive cash, shares of Common Stock or other consideration, or any combination thereof, upon the attainment of pre-established performance goals over a pre-established performance period. The award agreement for a performance award will specify the performance period, the performance goals to be achieved during a performance period, and the maximum or minimum settlement values. Performance goals set by the Committee may relate to specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company for a specified period of time. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons, the Committee may modify the performance measures or objectives and/or the performance period.

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Dividend Equivalent Rights. A grant of a dividend equivalent right entitles the holder to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the award as if such shares were held by the participant to whom the award is made. Dividend equivalent rights may be granted either as a component of another award or as a separate award. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single payment or in installments.
Other Awards. The Committee may grant to any participant other forms of awards based upon, payable in, or otherwise related to, in whole or in part, shares of the Company’s Common Stock. The terms and conditions of such other form of award shall be specified by the applicable award agreement. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the award agreement.
Federal Income Tax Consequences
The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences associated with the grant of awards under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Participants will be encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Plan. Any tax effects that accrue to foreign employees as a result of participation in the Plan will be subject to the tax laws of the countries in which such employees reside or are otherwise subject.
Nonqualified Stock Options. A participant receiving a nonqualified stock option will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the participant held the shares for more than one year following the exercise of the option. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon whether the participant held the shares for more than one year following the exercise of the option.
Incentive Stock Options. A participant receiving a grant of incentive stock options will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company or its subsidiary or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company or its subsidiary will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one year following the exercise of the option). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which incentive options become exercisable for the first time during any calendar year exceeds $1,000,000 such options will be treated as non-qualified options.
Payment using Shares. If a participant pays the exercise price of a non-qualified or incentive stock option with previously-owned shares of the Company’s Common Stock and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a non-qualified stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described in the preceding paragraph. The income treatment will apply to the shares disposed of but will not affect the favorable tax treatment of the shares received.

27

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards. Unless a participant makes the election described below with respect to SARs, restricted stock, restricted stock units or performance awards granted under the Plan, a participant receiving a grant will not recognize income and the Company will not be allowed a deduction at the time such awards are granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and the Company will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.
ERISA. The Company believes that the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986.
Awards Granted under the Plan
There have been no awards under the Plan since the Plan is subject to the approval of the shareholders at the Annual Meeting.
PROPOSAL 3:
TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS
The Board of Directors has appointed UHY LLP as independent registered public accounting firm and auditors to conduct the annual audit of our accounts for fiscal year 2010. Although action by the shareholders in this matter is not required, the Board of Directors believes that it is appropriate to seek shareholder ratification of this appointment in light of the important role played by the independent auditors in maintaining the integrity of our financial controls and reporting. If ratification of the appointment is not approved, the Board of Directors will reconsider the appointment. A representative of UHY LLP will be present at the Annual Meeting and will have the opportunity, if he so desires, to respond to appropriate questions.
UHY LLP acts as our principal independent registered public accounting firm. UHY LLP leases all its personnel, who work under the control of UHY LLP partners, from wholly-owned subsidiaries of UHY Advisors, Inc. in an alternative practice structure.
The Board of Directors recommends that you vote to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year 2010. Unless otherwise indicated, all properly executed proxies received by us will be voted “FOR” such ratification at the Annual Meeting.

28

Principal Accounting Firm Fees
The aggregate fees billed by our independent registered public accounting firm and auditors, UHY LLP for professional services rendered to us for the two fiscal years ended July 31, 2009 were as follows:

	2009	2008
Audit Fees(1)	$391,459	$561,486
Audit-Related Fees(2)	—	193,553
Tax Fees	—	—
All Other Fees(3)	2,686	2,500

Total	$394,145	$757,539

(1)	Includes fees and reimbursable expenses for professional services rendered for the audits of our consolidated financial statements, quarterly reviews of the financial statements included in quarterly reports on Form 10-Q, and audit of internal control over financial reporting and services.

(2)	Includes fees and reimbursable expenses paid to UHY LLP in fiscal year 2008 for an acquisition and other technical assistance.

(3)	Includes professional fees and reimbursable expenses for services rendered primarily for minor technical assistance.
The policy of the Audit Committee is to pre-approve all audit and non-audit services conducted by our independent registered public accounting firm and auditors. Under the policy, pre-approval is required before the independent accountants are engaged for the particular services. The Audit Committee has considered whether the provision of the services included in other fees is compatible with maintaining the independence of our independent registered accounting firm and auditors.
Section 16(a) Beneficial Ownership Reporting Compliance
Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to us, we know of no failure in Section 16(a) beneficial ownership reporting compliance except that through inadvertence certain executives filed late.
Shareholder Proposals for 2010 Annual Meeting
Any shareholder who intends to present a proposal at the 2010 Annual Meeting of Shareholders must file such proposal with us by July 2, 2010, for possible inclusion in our proxy statement and form of proxy relating to that meeting.
Other Matters
The Board of Directors knows of no matters other than those stated above which are to be brought before the Annual Meeting. However, if any such other matters should be presented for consideration and voting, the persons named in the proxy to vote thereon will do so in accordance with their judgment.
By Order of the Board of Directors,
Roger C. Jackson
Secretary

29

KMG CHEMICALS, INC.
2009 LONG-TERM INCENTIVE PLAN

i

KMG CHEMICALS, INC.
2009 LONG-TERM INCENTIVE PLAN
The KMG Chemicals, Inc. 2009 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of KMG Chemicals, Inc., a Texas corporation (the “Company”), effective as of October 12, 2009 (“Effective Date”), subject to approval by the Company’s shareholders.
ARTICLE 1
PURPOSE
The purpose of the Plan is to attract and retain the services of key Employees and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards (as such terms are defined herein), whether granted singly, or in combination, or in tandem, that will:
(a)	increase the interest of such persons in the Company’s welfare;

(b)	furnish an incentive to such persons to continue their services for the Company; and

(c)	provide a means through which the Company may attract able persons as Employees and Outside Directors.
With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.
The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.
ARTICLE 2
DEFINITIONS
For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:
2.1 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Stock Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.2 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms and conditions of the grant of an Award.
2.3 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised or otherwise paid.
2.4 “Board” means the board of directors of the Company.
2.5 “Change in Control” means the occurrence of the event set forth in any one of the following paragraphs:
(i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding (a) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of paragraph (iii) below, (b) any Person that, as of the Effective Date of the Plan, holds more than 50% of the combined voting power of the Company’s then outstanding securities; or
(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date of the Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or
(iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
For purposes hereof:
“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.
“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.
“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.
2.6 “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.
2.7 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of the Plan.
While the Company is a Publicly Held Corporation, the Plan shall be administered by the Committee consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph and any stock exchange on which the Shares are listed for public trading.
The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

Notwithstanding the preceding paragraphs of this Section 2.8, the term “Committee” as used in the Plan with respect to any Award for an Outside Director shall refer to the entire Board. In the case of an Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Award, and any actions as to such Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.
2.8 “Common Stock” means the common stock, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of the Plan.
2.9 “Company” means KMG Chemicals, Inc., a Texas corporation, and any successor entity.
2.10 “Corporation” means any entity that (i) is defined as a corporation under Code Section 7701 and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Code Section 7701.
2.11 “Covered Employee” means a named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation Section 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.
2.12 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of shareholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.
2.13 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the Shares specified in the Award if such Shares were held by the Participant to whom the Award is made.
2.14 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Code Section 3401(c)) of the Company or any Subsidiary of the Company.

2.15 “Employment” means that the individual is employed as an Employee, or engaged as an Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of a Participant from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Participant from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Participant. Moreover, the Employment of a Participant shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement. The term “Employment” for purposes of the Plan shall include membership on the Board by an Outside Director. All determinations hereunder regarding Employment, and termination of Employment, shall be made by the Committee in the exercise of its discretion.
2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.17 “Executive Officer” means (a) an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or (b) a Covered Employee.
2.18 “Fair Market Value” means, as of a particular date, (a) if the Shares are listed on a national securities exchange, the closing sales price per Share on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the Shares are not so listed but are quoted on the Nasdaq Stock Market LLC, the closing sales price per Share on the Nasdaq Stock Market LLC on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq Stock Market LLC, or, if not reported by Nasdaq Stock market LLC, by the Pink OTC Markets, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per Share.
2.19 “Immediate Family” means the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.
2.20 “Independent Third Party” means an individual or entity who is independent of the Company and its Affiliates and has experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board or Committee may utilize one or more Independent Third Parties in its discretion.
2.21 “Incentive” is defined in the definition of “Award”.
2.22 “Incentive Stock Option” or “ISO” means an incentive stock option within the meaning of Code Section 422, granted pursuant to the Plan.

2.23 “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
2.24 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, that is not an Incentive Stock Option.
2.25 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.
2.26 “Other Award” means an Award issued pursuant to Section 6.10.
2.27 “Outside Director” means a director of the Company who is not an Employee at the time of the grant of the Award.
2.28 “Parent” means any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company as defined in Code Section 424(e).
2.29 “Participant” means an Employee or Outside Director of the Company or a Parent or Subsidiary to whom an Award is granted under the Plan.
2.30 “Plan” means this KMG Chemicals, Inc. 2009 Long-Term Incentive Plan, as it may be amended from time to time.
2.31 “Performance Award” means an Award hereunder of cash, Shares, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.11.
2.32 “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable only during such period that the Company is a Publicly Held Corporation.
2.33 “Performance Criteria” means the business criteria that are specified by the Committee pursuant to Section 6.11 for an Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the particular Award to occur, as specified in the particular Award Agreement.
2.34 “Performance Period” means a period of time determined by the Committee over which performance is measured for the purpose of determining a Participant’s right to, and the payment value of, any Award that is intended to qualify for the Performance-Based Exception.
2.35 “Publicly Held Corporation” means a corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.
2.36 “Reload Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(c).

2.37 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.
2.38 “Restricted Stock” means Shares issued or transferred to a Participant pursuant to Section 6.4 that are subject to restrictions or limitations set forth in the Plan and in the related Award Agreement.
2.39 “Restricted Stock Award” means an authorization by the Committee to issue or transfer Restricted Stock to a Participant pursuant to Section 6.4.
2.40 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.7, which are convertible into Common Stock at such time that such units are no longer subject to restrictions as established by the Committee.
2.41 “Restriction Period” means the period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Participant is restricted.
2.42 “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or a permitted earlier retirement age as determined by the Committee and designated in the Employee’s Award Agreement.
2.43 “Stock Appreciation Right” or “SAR” means the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over the SAR Price for such Shares.
2.44 “SAR Price” means the exercise price of each Share covered by a SAR, as determined on the Date of Grant of the SAR.
2.45 “Share” means a share of the Common Stock of the Company.
2.46 “Spread” means the difference between the SAR Price as specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.
2.47 “Stock Appreciation Right” or “SAR” means a Stock Appreciation Right as described in Section 6.5.
2.48 “Stock Option” means a Nonqualified Stock Option, a Reload Stock Option or an Incentive Stock Option (in accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option).
2.49 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. The term “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.50 “Termination of Service” occurs when a Participant who is an Employee of the Company or any Subsidiary shall cease to serve as an Employee of the Company or any Subsidiary, for any reason; or, when a Participant who is an Outside Director of the Company or a Subsidiary shall cease to serve as a director of the Company or any Subsidiary for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Code Section 422 upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option.
2.51 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s long-term disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder that prevents the Participant from performing his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided however, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code Section 422. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant shall submit to any reasonable examination(s) required in the opinion of such physician.
ARTICLE 3
ADMINISTRATION
3.1 Duties of the Committee.
(a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have the complete power and authority to (i) select Participants who shall participate in the Plan; (ii) determine the sizes, duration and types of Awards; (iii) determine the terms and conditions of Awards and Award Agreements; (iv) determine whether any Shares subject to Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Award Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

(b) Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.
(c) Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Award need not be uniform and may be made selectively among Awards and Participants, whether or not such Awards are similar or such Participants are similarly situated.
(d) Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements of Section 15.12 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provisions of an Award, or otherwise amend or modify an Award in any manner that (i) is not adverse to the Participant to whom such Award was granted, (ii) is consented to by such Participant, (iii) does not cause the Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A (unless otherwise determined by the Committee), or (iv) does not contravene the requirements of the Performance-Based Exception under Code Section 162(m) if applicable. With respect to an Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Participant in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Participants of ISOs who are 10% or greater shareholders pursuant to Section 6.2.
(e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company or its Subsidiaries any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time, including, without limitation, the authority to recommend Participants and the forms and terms of their Awards; provided, however, the Committee may not delegate to any person the authority (i) to grant Awards or (ii) to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.

(f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.
(g) Surrender of Previous Incentive Awards. The Committee may, in its discretion, grant Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Awards (including, without limitation, Awards with higher exercise prices) as the Committee directs. Awards granted on the condition precedent of surrender of outstanding Awards shall not count against the limits set forth in Section 5.1 until such time as such previous Awards are surrendered and cancelled. No surrender of Awards shall be made under this Section 3.1(g) if such surrender causes any Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A (unless otherwise determined by the Committee).
3.2 Indemnity. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled (i) under the Company’s Articles or Certificate of Incorporation or Bylaws, (ii) pursuant to any separate indemnification or hold harmless agreement with the Company, (iii) as a matter of law, contract or otherwise, or (iv) any power that the Company or a Subsidiary may have to indemnify them or hold them harmless.
3.3 Restrictions on Awards by Applicable Law. With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Code Section 422, Code Section 162(m), the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4
ELIGIBILITY
Any Employee (including an Employee who is also a director or an officer), or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to be granted Incentive Stock Options.
The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee or Outside Director of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by the Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.
ARTICLE 5
SHARES SUBJECT TO PLAN
5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of Shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 750,000 Shares.
Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of the Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of the Plan. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.
During any period that the Company is a Publicly Held Corporation, then unless the Committee determines that a particular Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Awards to Covered Employees:
(a)
Subject to adjustment as provided in Articles 11 and 12, the maximum aggregate number of Shares of Common Stock attributable to Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Restricted Stock Units, Performance Awards or Other Awards), as applicable, in any calendar year pursuant to any Award held by any individual Covered Employee shall be 200,000 Shares in any calendar year.

(b)	The maximum aggregate cash payout (with respect to any Awards paid out in cash) in any calendar year which may be made to any Covered Employee shall be One Million Dollars ($1,000,000).

(c)
With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).

(d)	The limitations of subsections (a), (b) and (c) (above) shall be construed and administered so as to comply with the Performance-Based Exception.
The aggregate number of Shares which may be issued upon exercise of ISOs shall be 300,000 of the total number of Shares reserved under the Plan pursuant to this Section 5.1. For purposes of counting Shares against the ISO maximum number of reserved Shares, the net number of Shares issued pursuant to the exercise of an ISO shall be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.
5.2 Reuse of Shares. To the full extent permitted by law or the rules and regulations of any stock exchange on which the Common Shares are listed, (a) any Award involving the issuance of Shares that is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the Award, or otherwise terminates without an issuance of Shares being made thereunder, the Shares covered thereby will no longer be counted against the maximum Share limitations in Section 5.1 and may again be made subject to Awards under the Plan pursuant to such limitations, and (b) payment of an Option Price by withholding Shares that otherwise would be acquired on exercise of the Option or for payment of applicable taxes shall be deemed to constitute Shares not issued or delivered to the Grantee and shall be deemed to be again available for Awards under the Plan. Notwithstanding the foregoing, upon exercise of a stock-settled Stock Appreciation Right, the number of Shares subject to the Award that are then being exercised shall be counted against the maximum aggregate number of Shares that may be issued under the Plan as provided in Section 5.1, on the basis of one Share for every Share subject thereto, regardless of the actual number of Shares used to settle the Stock Appreciation Right upon exercise. In any event, any Awards or portions thereof that are settled in cash and not in Shares shall not be counted against the maximum Share limitations in Section 5.1.
ARTICLE 6
GRANT OF AWARDS
6.1 In General.
(a) The grant of an Award shall be authorized by the Committee and evidenced by an Award Agreement setting forth the type of Award being granted, the total number of Shares subject to the Award, the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and Performance Criteria, as are approved by the Committee, but not inconsistent with the Plan. Such provisions shall be determined in the discretion of the Committee, included in the Participant’s Award Agreement, and need not be uniform among all Awards issued pursuant to the Plan.

The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. The Plan shall be submitted to the Company’s shareholders for approval; however, the Committee may grant Awards under the Plan prior to the time of shareholder approval. Any such Award granted prior to such shareholder approval shall be made subject to such shareholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.
(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.
(c) Any Award under the Plan that is settled, in whole or in part, in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified in the Award Agreement.
6.2 Option Price. The Option Price for any Share which may be purchased under a Nonqualified Stock Option for any Share shall be at least equal to the Fair Market Value of the Share on the Date of Grant.
The Option Price for any Share which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the Share on the Date of Grant. No Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such ISO, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, on the Date of Grant, the ISO exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant and the ISO by its terms is not exercisable after the expiration of five (5) years from the Date of Grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.
6.3 Maximum ISO Grants. Notwithstanding any contrary provision in the Plan, a Stock Option designated as an ISO shall be an ISO only to the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by the Participant during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) does not exceed $100,000. This limitation shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Code Section 422(d). To the extent that a Stock Option intended to constitute an ISO exceeds the $100,000 limitation (or any other limitation under Code Section 422), only the portion of the Stock Option that exceeds the $100,000 limitation (or violates any other limitation under Code Section 422) shall be deemed a Nonstatutory Stock Option. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged.
To the extent any Stock Option granted under the Plan that is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an ISO, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which Shares will be treated as ISO stock by causing the issuance of a separate stock certificate and identifying such Shares as ISO stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of Shares awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) any specified Performance Criteria, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with the provisions of the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each Participant.
(a) Legend on Shares. Each Participant who is awarded or receives a Restricted Stock Award shall be issued a stock certificate or certificates in respect of such Shares. Such certificate(s) shall be registered in the name of the Participant, and bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9.
(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:
(i) Subject to the other provisions of the Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the Date of Grant, such action is appropriate.
(ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock Award, all of the rights of a shareholder of the Company, including the right to vote the Shares subject to such Award and the right to receive any dividends thereon. Certificates for Shares free of restriction under the Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period expires without forfeiture in respect of such Shares or after any other restrictions imposed in such Shares by the applicable Award Agreement or other agreement have expired. Certificates for the Shares forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any Shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited Shares shall be specifically performable by the Company in a court of equity or law.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement. Subject to Article 12, unless otherwise established by the Committee in the Award Agreement, the Restriction Period shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Criteria, as may be determined by the Committee in its sole discretion.
(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested Shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, a cash amount equal to the lesser of the total consideration paid by the Participant for such forfeited Shares or the Fair Market Value of such forfeited Shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited Shares of Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.
6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in Shares, or a combination thereof. In the event of the exercise of a SAR payable in Shares, the holder of the SAR shall receive that number of whole Shares having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the Award Agreement for the SAR), by (ii) the number of Shares as to which the SAR is exercised, with a cash settlement to be made for any fractional Shares. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.
The exercise price of any SAR shall in no event be less than the Fair Market Value of the Shares on the Date of Grant. Any SARs granted under the Plan are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.

SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Award Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Total and Permanent Disability which occurs prior to the expiration of such six-month period if so permitted in the Award Agreement.
Upon exercise of the SAR, the Participant shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in cash or in Shares, or a combination of both, as specified in the Award Agreement, within 30 calendar days of the exercise date. In addition, the Award Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Participant as a result of the exercise or vesting of a SAR.
6.6 SAR Price. The SAR Price for any Share subject to a SAR may be equal to or greater than the Fair Market Value of the Share on the Date of Grant.
6.7 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee in the Award Agreement. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of Shares or units sold to the Participant, resell to the Company at cost) such Shares or units in the event of Termination of Service during the period of restriction.
6.8 Performance Awards.
(a) The Committee may grant Performance Awards to any Participant upon such terms and conditions as shall be specified at the time of the grant in the Award Agreement, which may include provisions establishing the Performance Period, the Performance Criteria to be achieved during the Performance Period, and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions. If the Committee determines, in its sole discretion, that the established Performance Criteria are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the Performance Criteria and/or the Performance Period. However, the Committee may not, in any event, increase the number of Shares or other compensation earned by any Executive Officer upon satisfaction of any Performance Criteria.
(b) Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Criteria or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business, and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, Shares, or other consideration, or any combination thereof. If payable in Shares, the consideration for the issuance of such Shares may be the achievement of the Performance Criteria established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments, and may be payable at a specified date or dates or upon attaining the Performance Criteria. The extent to which any applicable Performance Criteria have been achieved shall be conclusively determined by the Committee.

6.9 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified in the respective Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such Award. Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.
6.10 Other Awards. The Committee may grant Other Awards in such form of Award that is based upon, payable in, or otherwise related to, in whole or in part, Shares, but only if the Committee determines that such Other Award is consistent with the purpose and restrictions of the Plan. The terms and conditions of any such Other Award shall be specified in the Award Agreement. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the Award Agreement.
6.11 Performance Criteria. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or Shares) under the Plan may be granted subject to the attainment of Performance Criteria within the meaning of Code Section 162(m), including, but not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the Common Stock; return on net assets, equity or shareholders’ equity; market share; or total return to shareholders.
Any Performance Criteria may be used to measure the performance of the Company or Subsidiary, as a whole, or any business unit of the Company or Subsidiary, and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report. However, the Committee may not in any event increase the amount of compensation payable to a Covered Employee upon the attainment of any Performance Criteria to the extent that the Award is intended to qualify for the Performance-Based Exception.

As determined by the Committee on the Date of Grant, Performance-Based Awards may be granted subject to performance objectives relating to one or more of the following Performance Criteria (within the meaning of Code Section 162(m)) in order to qualify for the Performance-Based Exception:
(a)	profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b)	profit-related return ratios;

(c)	return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(d)	cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e)	earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(f)	net sales growth;

(g)	net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h)	gross, operating or net profit margins;

(i)	productivity ratios;

(j)	share price (including, but not limited to, growth measures and total shareholder return);

(k)	turnover of assets, capital, or inventory;

(l)	expense targets;

(m)	margins;

(n)	measures of health, safety or environment;

(o)	operating efficiency;

(p)	customer service or satisfaction;

(q)	market share;

(r)	credit quality;

(s)	debt ratios (e.g., debt to equity and debt to total capital); and

(t)	working capital targets.

Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period. In the Award Agreement, the Committee shall establish one or more Performance Criteria for each Award that is intended to qualify for the Performance-Based Exception on its Date of Grant.
In establishing the Performance Criteria for each applicable Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, or related to the disposal of a segment of business or a change in accounting principle, each as determined in accordance with the standards under Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or any successor or other authoritative financial accounting standards, as determined by the Committee). The terms of the stated Performance Criteria for each applicable Award that is intended to qualify for the Performance-Based Exception, whether for a Performance Period of one (1) year or multiple years, must preclude the Committee’s discretion to increase the amount payable to any Participant that would otherwise be due upon attainment of the Performance Criteria, but may permit the Committee to reduce the amount otherwise payable to the Participant in the Committee’s discretion.
The Performance Criteria specified in any Agreement need not be applicable to all Awards, and may be particular to an individual Participant’s function or business unit. The Committee may establish the Performance Criteria of the Company (or any entity which is affiliated by common ownership with the Company) as determined and designated by the Committee, in its discretion, in the Award Agreement.
A Performance-Based Award that is intended to qualify for the Performance-Based Exception will be granted in the discretion of the Committee and be (a) sufficiently objective so that an independent person or entity having knowledge of the relevant facts could determine the amount payable to Participant, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period to which they apply, and (d) based on operating earnings, performance against peers, earnings criteria or such other Performance Criteria as provided in this Section 6.11.
6.12 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “Tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 Shares, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 Shares.

ARTICLE 7
AWARD PERIOD; VESTING
7.1 Award Period. Subject to the other provisions of the Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised, in whole or in part, for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised, in whole or in part, at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Code Section 424(d)) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any Parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such ISO (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.
7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested, but subject to application of the Performance-Based Exception as determined by the Committee.
7.3 Stock Option Award Periods. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Committee, upon the occurrence the following Termination of Service events, the Award Period for Stock Options will be adjusted as described below:
(a) Death. Upon the death of the Participant, any rights to the extent exercisable on the date of death may be exercised by the Participant’s estate, or by a person who acquires the right to exercise a vested Stock Option by bequest or inheritance or by reason of the death of the Participant, provided that such exercise occurs within both (i) the remaining Award Period of the Stock Option and (ii) one year after the Participant’s death. The provisions of this Section shall apply notwithstanding the fact that the Participant’s employment may have terminated prior to death, but only to the extent of any vested Stock Options exercisable on the date of death.
(b) Total and Permanent Disability. Upon a Termination of Services by reason of Total and Permanent Disability or Retirement, the Participant may exercise any vested Stock Options, provided such option exercise occurs within both (i) the remaining Award Period and (ii) six months (in the case of Total and Permanent Disability) or three months (in the case of Retirement after the date of Termination of Services). Notwithstanding the terms of an Award Agreement, the tax treatment available pursuant to Code Section 422 upon the exercise of an Incentive Stock Option shall not be available to an Participant who exercises the ISO more than (i) one year after the date of Termination of Services due to Total and Permanent Disability or (ii) three months after the date of Termination of Services of Employment due to Retirement.

(c) Other Termination of Services. Except as provided in paragraphs (a) and (b) above, upon Termination of Services by reason other than death, Retirement, Total and Permanent Disability or for cause (as determined by the Committee in the exercise of its discretion), the Participant may exercise any vested Stock Options, provided such exercise occurs within both (i) the remaining Award Period of the Stock Option and (ii) 30 days after the date of Termination of Services.
(d) For Cause. All Stock Options shall terminate immediately upon a Termination of Services for cause (as determined by the Committee in the complete exercise of its discretion) on the date of the Termination of Services.
ARTICLE 8
EXERCISE OF INCENTIVE
8.1 In General. A vested Award may be exercised during its Award Period, subject to limitations and restrictions set forth in the Award Agreement
8.2 Securities Law and Exchange Restrictions. In no event may an Award be exercised, or Shares be issued pursuant to an Award, if a necessary listing or quotation of the Shares on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.
8.3 Exercise of Stock Option.
(a) In General. If a Stock Option is exercisable prior to the time it is vested pursuant to the terms of the Award Agreement, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock that is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional Share. The granting of a Stock Option shall impose no obligation upon the Participant to exercise the Stock Option.
(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of Shares with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Option Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Option Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the Shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company; (b) Common Stock (including Restricted Stock) owned by the Participant on the Option Exercise Date, valued at its Fair Market Value on the Option Exercise Date; (c) by delivery (including by facsimile) to the Company (or its designated agent) of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Shares purchased upon exercise of the Stock Option or to pledge such Shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price; and/ or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that Shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of Shares issued upon the exercise of the Stock Option equal to the number of Shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Shares of Restricted Stock so tendered.

Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Participant shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.
The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Stock Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Participant, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Participant the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Participant (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002, as determined by the Committee.
As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Participant, in the name of the Participant or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.
Subject to Section 15.7, during the lifetime of a Participant, each Stock Option granted to the Participant shall be exercisable only by the Participant (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 8.3(b).

(c) Reload Stock Options. In the event that Shares are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(b) above and/or Shares are delivered to or withheld by the Company in satisfaction of the Company’s tax withholding obligations upon exercise in accordance with Section 15.6, then, subject to Article 10, the Committee may, in the applicable Award Agreement or at the time of exercise, authorize the automatic grant to a Participant so exercising a Nonqualified Stock Option, a replacement Nonqualified Stock Option, and to a Participant so exercising an Incentive Stock Option, a replacement Incentive Stock Option (in either case, a “Reload Stock Option”), to purchase that number of Shares so delivered to or withheld by the Company, as the case may be, at an Option Price equal to the Fair Market Value per Share on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per Share). The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised. The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised. A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six (6) months from its Date of Grant. It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, an Award Agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of Shares subject to the Reload Stock Option, the Option Price, the option period of the Reload Stock Option, and such other terms and provisions as are consistent with the Plan.
(d) Issuance of Certificate. Except as otherwise provided in Section 6.4 (with respect to Shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Option Exercise Date; provided, however, if the Participant has exercised an Incentive Stock Option, the Company may in its discretion retain physical possession of the certificate evidencing the Shares acquired upon exercise until the expiration of the holding periods described in Code Section 422(a)(1). The obligation of the Company to deliver Shares shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.
(e) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Company.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by facsimile) of written notice to the Committee setting forth the number of Shares with respect to which the SAR is to be exercised and the date of exercise thereof (the “SAR Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement, on the SAR Exercise Date, the Participant shall receive from the Company in exchange therefor cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per Share over the SAR Price per Share specified in such SAR, multiplied by the total number of Shares of the SAR being surrendered. In the discretion of the Committee, and subject to the terms of the Award Agreement, the Company may satisfy its obligation upon exercise of a SAR by the distribution of that number of Shares having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional Share interests, or the Company may settle such obligation in part with Shares and in part with cash.
8.5 Disqualifying Disposition of Incentive Stock Option. If Shares acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Code Section 422 (a “Disqualifying Disposition”), such Participant shall notify the Company in writing of the date and terms of the Disqualifying Disposition. A Disqualifying Disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an ISO. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares acquired upon the exercise of an ISO in a Disqualifying Disposition shall promptly notify the Company of such disposition, the amount realized, and his adjusted basis in such Shares.
ARTICLE 9
AMENDMENT OR DISCONTINUANCE
Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan, in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10
TERM
The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 15.12, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Stock Option be granted under the Plan after the Effective Date and beyond the expiration of ten (10) years from the Effective Date, to the extent required by Code Section 422(b)(2).
ARTICLE 11
CAPITAL ADJUSTMENTS
In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of Shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of Shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of Shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 6.13, (iv) the Option Price of each outstanding Stock Option, (v) the amount, if any, the Company pays for forfeited Shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of Shares then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding Shares in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of Shares (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Code Section 422. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.
Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment, which shall be conclusive and binding upon each such Participant.

ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION
12.1 No Effect on Company’s Authority. The existence of the Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
12.2 Conversion of Incentives where Company Survives. Subject to any required action by the shareholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.
Notwithstanding the foregoing, however, if so provided in the agreement and plan of merger pursuant to which such merger or consolidation is effected and the only consideration to be received by a holder of Common Stock (the “Merger Consideration”) in such merger or consolidation shall be cash, at the effective time of the merger or consolidation (the “Merger Effective Time”):
(a) each Incentive outstanding immediately prior to the Merger Effective Time with an exercise price per Share equal to or greater than the Merger Consideration shall be canceled and the holder thereof shall have no right to receive any consideration therefor; and
(b) each Incentive outstanding immediately prior to the Effective Time with an exercise price per Share less than the Merger Consideration shall be canceled in exchange for the right to receive a payment in cash, without interest, equal to the product of (i) the excess of (x) the Merger Consideration over (y) the exercise price per share under such Incentive multiplied by (ii) the number of Shares which such Incentive is exercisable, which cash payment shall be reduced by any applicable withholding taxes.
12.3 Exchange or Cancellation of Incentives where Company Does Not Survive. In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each Share subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each Share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

Notwithstanding the foregoing, all such Incentives may be canceled by the Company, in its sole discretion, as of the effective date of any such reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:
(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of Shares involved payment by the Participant for such Shares and, permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the Shares subject to such outstanding Incentives, including in the Board’s discretion some or all of the Shares as to which such Incentives would not otherwise be vested and exercisable; or
(b) in the case of Incentives that are either (i) settled only in Shares, or (ii) at the election of the Participant, settled in Shares, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of Shares subject to the Incentive. In cases where the Shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those Shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the Shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per Share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per Share shall be calculated on the basis of the net amount receivable with respect to Shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.
(c) An Award that by its terms would be fully vested or exercisable upon a Change of Control will be considered vested or exercisable for purposes of Section 12.3(a).
ARTICLE 13
LIQUIDATION OR DISSOLUTION
Subject to Section 12.3, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each Share which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each Share. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11.

ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES
Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.
ARTICLE 15
MISCELLANEOUS PROVISIONS
15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant, such evidence as it may deem necessary to establish that the Incentives granted or the Shares to be purchased or transferred are being acquired for investment and not with a view to their distribution.
15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of Employment by the Company or any Subsidiary.
15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company or Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company or Subsidiary acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.
15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.
15.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue Shares under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which Shares are quoted or traded (including without limitation Section 16 of the Exchange Act and Code Section 162(m)); and, as a condition of any sale or issuance of Shares under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver Shares, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Tax Withholding Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under the Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing Shares. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the applicable Award Agreement permits or if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of Shares, which Shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional Shares under (iii) below) the required tax withholding payment; (iii) if the applicable Award Agreement permits or if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of Shares to be delivered upon the exercise or the vesting of the Award, which Shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. In the Award Agreement, the Committee may impose any additional tax requirements or provisions that the Committee deems necessary or desirable.
15.7 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Code Section 422.
Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Awards consisting of Nonqualified Stock Options or SARs, the Committee may, in its discretion, authorize all or a portion of the Nonqualified Stock Options or SARs to be granted on terms which permit transfer by the Participant to (i) the members of the Participant’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Award Agreement pursuant to which such Nonqualified Stock Options or SARs are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 15.7, (C) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Award in a listed transaction as described in IRS Notice 2003-47 (or any successor authority). Following any permitted transfer, the Nonqualified Stock Option or SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the transferee. The events of termination of Employment, as set out in the Plan and in the Award Agreement, shall continue to be applied with respect to the original Participant, and the Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Award Agreement.
Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonqualified Stock Option or SAR hereunder, the original Participant shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Participant or transferee thereof, including, for example, notice of the expiration of an Award following the original Participant’s termination of Employment.
The designation by a Participant of a beneficiary of an Award shall not constitute transfer of the Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Participant’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 15.7 shall be void and ineffective. All determinations under this Section 15.7 shall be made by the Committee in its discretion.
The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.
15.8 Use of Proceeds. Proceeds from the sale of Shares pursuant to Incentives granted under the Plan shall constitute general funds of the Company.
15.9 Legend. Each certificate representing Shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):
On the face of the certificate:
“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:
“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain KMG Chemicals, Inc. 2009 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Houston, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”
The following legend shall be inserted on a certificate evidencing Shares issued under the Plan if the Shares were not issued in a transaction registered under the applicable federal and state securities laws:
“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”
A copy of the Plan shall be kept on file in the principal office of the Company in Houston, Texas.
15.10 Funding and Liability of Company. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. The Company, Board, and Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

15.11 No Guarantee of Tax Consequences. The Company, Board and the Committee do not make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any person participating or eligible to receive a benefit under the Plan.
15.12 Amendment and Termination. The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law:
(a)	except as provided in Articles 11 and 12, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 5.1;

(b)	amend the requirements as to the class of individuals who are eligible to receive Common Stock under the Plan;

(c)	extend the term of the Plan;

(d)
increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act to the extent applicable to the Company; or

(e)
except in connection with a corporate transaction or event described in Article 11 of the Plan, the terms of outstanding Stock Options or SARs may not be amended to (i) reduce the exercise price of outstanding Stock Options or SARs, or (ii) cancel outstanding Stock Options or SARs in exchange for other Stock Options or SARs with an exercise that is less than the exercise price of the original Stock Option or SAR.

No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Award previously granted to a Participant under the Plan, without the written consent of such Participant or other designated holder of such Award.
In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s shareholders.
15.13 Compliance with Code Section 409A. It is intended that Awards granted under the Plan shall be exempt from, or in compliance with, Code Section 409A, unless otherwise determined by the Committee at the time of grant. In that respect, the Company, by action of its Board, reserves the right to amend the Plan, and the Board and the Committee each reserve the right to amend any outstanding Award Agreement, to the extent deemed necessary or appropriate either to exempt such Award from Section 409A or to comply with the requirements of Section 409A, to the full extent permitted under Section 409A. Any ambiguous term or provision of the Plan that is intended to comply with Section 409A shall be construed in a manner that is compliant with or exempt from the application of Section 409A. Further, Participants who are “Specified Employees” (as defined under Code Section 409A), shall be required to delay payment with respect to an Award for six (6) months after “Separation from Service” (as defined under Section 409A), but only to the extent such Award is subject to taxation under Section 409A and such delay is required thereunder.

15.14 Pre-Clearance Agreement with Brokers. Notwithstanding anything in the Plan to the contrary, no Shares issued pursuant to the Plan will be delivered to a broker or dealer that receives such Shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such Shares.
15.15 Successors to Company. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
15.16 Miscellaneous Provisions.
(a)
No Employee or Outside Director, or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(b)	The expenses of the Plan shall be borne by the Company.

(c)	By accepting any Award, each Participant and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

(d)	The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.
15.17 Severability. In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.
15.18 Gender, Tense and Headings. Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.
15.19 Governing Law. The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer on this ___ day of                     , 2009, to be effective as of the Effective Date.

ATTEST:		KMG CHEMICALS, INC.

By:		By:

	Name:		Name:

	Title:		Title:

KMG CHEMICALS, INC.
9555 W. SAM HOUSTON PARKWAY S., SUITE 600, HOUSTON, TEXAS 77099
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints David L. Hatcher as proxy with power of substitution to vote all shares of KMG Chemicals, Inc. (the “Company”) which the undersigned is entitled to vote at an Annual Meeting of Shareholders on December 8, 2009, at Hotel ZaZa, 5701 Main Street, Houston, Texas 77005, or any adjournment or postponement thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying Proxy Statement and, in his discretion, on other matters which come before such meeting.
1.	To elect nine directors to hold office until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified.

☐ FOR the nominees listed below	☐ WITHHOLD AUTHORITY to vote for all nominees listed below	☐ FOR ALL NOMINEES EXCEPT:

Instructions: To withhold authority to vote for (an) any individual(s), choose the third box and write in the name of the nominee(s) on this line

Nominees: David L. Hatcher, J. Neal Butler, Gerald G. Ermentrout, Christopher T. Fraser, George W. Gilman, Fred C. Leonard III, Charles L. Mears, Stephen A. Thorington, Richard L. Urbanowski
2.	To approve and ratify the Company’s 2009 Long-Term Incentive Plan;

FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	To ratify the appointment of UHY LLP as the independent registered public accounting firm and auditors for the Company for fiscal year 2010.

FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

This proxy will be voted in accordance with shareholder specifications. Unless directed to the contrary, this proxy will be voted FOR each proposal and in his discretion for any other matters coming before the meeting. A majority (or if only one, then that one) of the proxies or substitutes acting at the meeting may exercise the powers conferred herein. Receipt of accompanying Notice of Meeting and Proxy Statement is hereby acknowledged.

Date: , 2009

(Signature)

(Please print your name)

(Please sign name as fully and exactly as it appears opposite. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer.)

PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY AT THE ADDRESS STATED ABOVE.